Execution Version

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AMENDMENT TO SECURITY DOCUMENTS, AND RELEASE OF FOREIGN OBLIGATIONS AND CERTAIN CREDIT PARTIES
This SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AMENDMENT TO SECURITY DOCUMENTS, AND RELEASE OF FOREIGN OBLIGATIONS AND CERTAIN CREDIT PARTIES, dated as of April 26, 2017 (this “Amendment”), is entered into by Laureate Education, Inc., a public benefit corporation formed under the laws of the State of Delaware (the “Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Borrower, the “Borrowers”), the other Credit Parties, Citibank, N.A., as Administrative Agent and Collateral Agent, the other parties hereto and certain financial institutions listed on the signature pages hereto.
RECITALS
WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, by and among the Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent (as it has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and as amended hereby, the “Amended Credit Agreement”); capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;
WHEREAS, pursuant to the Credit Agreement, the Lenders party thereto have extended, and have agreed to extend, credit to the Borrowers;
WHEREAS, on the date hereof, and immediately prior to the effectiveness of this Amendment on the Effective Date (as defined in Section 5 hereof), (a) the following Classes and Series of Revolving Credit Loans are the only Revolving Credit Commitments (the “Existing Revolving Credit Commitments”) and the only outstanding and unpaid Revolving Credit Loans (the “Existing Revolving Credit Loans”) under the Credit Agreement (and the Lenders holding the Existing Revolving Credit Commitments and the Existing Revolving Credit Loans, are referred to herein as the “Existing Revolving Lenders”), (b) the aggregate outstanding and unpaid principal amounts of the Existing Revolving Credit Loans are as follows, and (c) there is no Revolving Credit Exposure other than such outstanding and unpaid principal amounts and with respect to the Existing Letters of Credit (as defined below):

Classes or Series of Revolving Credit Loans	Aggregate Commitments	Outstanding and Unpaid Principal Amounts
Series 2016 U.S. Revolving Credit Loans	$225,000,000	$0
Series 2016 Spanish Revolving Credit Loans	$100,000,000	$0
Totals:	$325,000,000	$0

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WHEREAS, upon the effectiveness of this Amendment on the Effective Date there will be only one Class or Series of Revolving Credit Loans under the Amended Credit Agreement, which shall be designated as the “Series 2022 Revolving Credit Loans” and the Commitments for the Series 2022 Revolving Credit Loans shall be designated as the “Series 2022 Revolving Credit Commitments”;
WHEREAS, on the date hereof, and immediately prior to the effectiveness of this Amendment on the Effective Date, the outstanding Letters of Credit (the “Existing Letters of Credit”) issued by Letter of Credit Issuers under the Credit Agreement (the “Existing Letter of Credit Issuers”, and Letter of Credit Outstandings, under the Credit Agreement are as follows:

Letters of Credit	Face Amount of Letters of Credit	Letter of Credit Outstandings
U.S. Letters of Credit	$878,000	$878,000
Spanish Letters of Credit	$0	$0
Totals:	$878,000	$878,000

WHEREAS, upon the effectiveness of this Amendment on the Effective Date there will be Letter of Credit Commitments by Letter of Credit Issuers (the “New Letter of Credit Issuers”) under the Amended Credit Agreement (the “New Letter of Credit Commitments”);
WHEREAS, on the date hereof, and immediately prior to the effectiveness of this Amendment on the Effective Date, there are no outstanding Swingline Loans under the Credit Agreement;
WHEREAS, on the date hereof, and immediately prior to the effectiveness of this Amendment on the Effective Date, (a) there are no unfunded Classes or Series of Term Loans under the Credit Agreement, and (b) the following Classes and Series of Term Loans are the only outstanding and unpaid Term Loans under the Credit Agreement and aggregate outstanding principal amounts thereof are as follows (the “Existing Term Loans”; and the Lenders holding the Existing Term Loans are referred to herein as the “Existing Term Lenders”):

Class or Series of Term Loans	Outstanding and Unpaid Principal Amounts
Series 2021 Extended Term Loans	$1,212,992,383.70
Term Loans other than the Series 2021 Extended Term Loans	$281,080,341.21
Totals:	$1,494,072,724.91

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WHEREAS, upon the effectiveness of this Amendment on the Effective Date there will be only one Class or Series of Term Loans under the Amended Credit Agreement, which shall be designated as the “Series 2024 Term Loans” and the “Series 2024 Term Loan Credit Facility”, and the commitments therefor shall be designated as the “Series 2024 Term Loan Commitments”;
WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein, to among other things, extend the maturity dates of the Loans outstanding under the Credit Agreement, subject to the satisfaction of certain conditions precedent to effectiveness referred to in Section 5 hereof;
WHEREAS, JPMorgan Chase Bank, N.A. (in such capacity, the “Lead Arranger”), Barclays Bank PLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Lending Partners LLC, KKR Capital Markets LLC and Macquarie Capital (USA) Inc. are the lead arrangers of this Amendment (in such capacity, together with the Lead Arranger, the “Joint Lead Arrangers”);
WHEREAS, the Borrower has requested that the Existing Revolving Lenders agree to extend the termination dates of the Existing Revolving Credit Commitments, and the maturity dates of the Existing Revolving Credit Loans, by converting such Existing Revolving Credit Commitments and Existing Revolving Credit Loans into the Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans upon the terms and subject to the conditions set forth in this Amendment, which conversion of the Existing Revolving Credit Loans shall be pursuant to a cashless roll;
WHEREAS, the Borrower has requested that the Existing Letter of Credit Issuers agree to continue their outstanding Letters of Credit as Letters of Credit, and U.S. Letter of Credit Commitments, under the Amended Credit Agreement and extend the L/C Maturity Date with respect thereto and for New Letter of Credit Issuers to provide New Letter of Credit Commitments under the Amended Credit Agreement;
WHEREAS, the Borrower has requested that the Existing Term Lenders agree to extend the maturity date of the Existing Term Loans by converting such Existing Term Loans into Series 2024 Term Loan Commitments and Series 2024 Term Loans upon the terms and subject to the conditions set forth in this Amendment pursuant to a cashless roll;
WHEREAS, certain of the Existing Revolving Lenders (the “Extending Revolving Lenders”) have agreed to extend the termination date of the Existing Revolving Credit Commitments, and to extend the maturity date of the Existing Revolving Credit Loans, by converting them into Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans upon the terms and subject to the conditions set forth in this Amendment pursuant to a cashless roll;
WHEREAS, one or more of the Existing Letter of Credit Issuers, or one or more of the Letter of Credit Issuers under the Amended Credit Agreement, have agreed to continue the Existing Letters of Credit as Letters of Credit under the Amended Credit Agreement and to extend their U.S. Letter of Credit Commitments and extend the L/C Maturity Date with respect thereto by converting them into Letter of Credit Commitments under the Amended Credit Agreement;

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WHEREAS, certain of the Existing Term Lenders (the “Extending Term Lenders” and together with the Extending Revolving Lenders, the “Extending Lenders”) have agreed to extend the maturity date of the Existing Term Loans by converting such Existing Term Loans into Series 2024 Term Loan Commitments and Series 2024 Term Loans upon the terms and subject to the conditions set forth in this Amendment pursuant to a cashless roll;
WHEREAS, certain of the Existing Revolving Lenders (the “Non-Extending Revolving Lenders”) have not agreed to extend the maturity date of the Existing Revolving Credit Loans;
WHEREAS, certain of the Existing Term Lenders (the “Non-Extending Term Lenders” and together with the Non-Extending Revolving Credit Lenders, the “Non-Extending Lenders”) have not agreed to extend the maturity date of the Existing Term Loans;
WHEREAS, certain new lenders (“New Revolving Lenders,” which term shall also include Extending Revolving Lenders, to the extent that they may make Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans in amounts greater than their Existing Revolving Credit Commitments and Existing Revolving Credit Loans, as to such increases) have agreed to become parties to the Amended Credit Agreement to make Series 2022 Revolving Credit Commitments and to make Series 2022 Revolving Credit Loans, and have agreed to accept assignments of Existing Revolving Credit Commitments and Existing Revolving Credit Loans from Non-Extending Revolving Lenders;
WHEREAS, certain new lenders (“New Term Lenders,” which term shall also include Extending Term Lenders, to the extent that they may make Series 2024 Term Loan Commitments and Series 2024 Term Loans in amounts greater than their Existing Term Loans, as to such increases) have agreed to become parties to the Amended Credit Agreement to make Series 2024 Term Loan Commitments and to make Series 2024 Term Loans, and have agreed to accept assignments of Existing Term Loans from Non-Extending Term Lenders;
WHEREAS, the Extending Revolving Lenders have agreed to enter into Lender Addendums in the form attached hereto as Exhibit A-1 hereto (each an “Extending Revolving Lender Addendum”), and the New Revolving Lenders have agreed to enter into Lender Addendums in the form attached hereto as Exhibit A-2 (each a “New Revolving Lender Addendum”, and together with the Extending Revolving Lender Addendums, each a “Revolving Lender Addendum”), which signed Revolving Lender Addendums when executed and delivered shall constitute their signature pages to both (a) this Amendment and (b) the Amended Credit Agreement;
WHEREAS, the Letter of Credit Issuers under the Amended Credit Agreement have agreed to enter into Letter of Credit Issuer Addendums in the form attached hereto as Exhibit A-1 or A-2 (as applicable) hereto (each executed in such capacity, an “Issuer Addendum”), which signed Issuer Addendums when executed and delivered shall constitute their signature page to this Amendment;
WHEREAS, the Extending Term Lenders have agreed to enter into the Lender Addendums in the form attached as Exhibit B-1 hereto (each an “Extending Term Loan Addendum”) and the New Term Lenders have agreed to enter into Lender Addendums in the form attached hereto as Exhibit B-2 hereto (each a “New Term Lender Addendum” and together with the Extending Term

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Loan Addendums, the Revolving Lender Addendums, and the Issuer Addendums, the “Lender Addendums”), which signed Extending Term Lender Addendums and New Term Loan Addendums when executed and delivered shall constitute their signature page to this Amendment;
WHEREAS, pursuant to Section 14.7(c) of the Credit Agreement, the Borrower has elected to replace the Non-Extending Lenders with the New Lenders, which replacement shall be evidenced by this Amendment and the Amended Credit Agreement;
WHEREAS, each of the Borrowers and the other Credit Parties are party to one or more of the Security Documents, pursuant to which, among other things, the Credit Parties provided security for the Obligations;
WHEREAS, in connection with the amendments set forth herein and the terms and conditions of the Amended Credit Agreement, the Foreign Subsidiary Borrower will cease to be a borrower and the Foreign Obligations will be terminated;
WHEREAS, in conjunction with, and concurrent with the amendment of the Credit Agreement, the Administrative Agent and the Lenders have agreed that, on the Effective Date:
(a)    all Credit Parties shall be released from all Foreign Obligations;
(b)     all Foreign Obligations Guarantees shall be released and terminated;

(c)
all collateral securing the Foreign Obligations shall be released, and all Liens in such collateral shall be terminated, and all Foreign Obligations Security Agreements shall be terminated; provided that this clause shall not apply to U.S. Obligations Security Agreements, except that U.S. Obligations Security Agreements shall not secure Foreign Obligations; and

(d)
Laureate Bagby Investors LLC, Laureate Properties, LLC (Delaware), Laureate Ventures, Inc., Tuition Finance, Inc., Laureate International Universities, Inc. and International University Ventures, Ltd.  (the “Released Domestic Credit Parties”) shall be released from their Obligations under the Credit Documents, and all collateral provided by them under the Credit Documents shall be released and all Liens in such collateral shall be terminated (the Released Domestic Credit Parties and each Credit Party that is a Non-Domestic Subsidiary, are referred to herein as the “Released Credit Parties” and each a “Released Credit Party”), and the releases described in immediately preceding clauses (a), (b), (c), and this clause (d) are referred to herein as the “Effective Date Releases”).

WHEREAS, the Lenders party hereto authorize and approve of the Effective Date Releases and any action taken by the Credit Parties and the Administrative Agent and the Collateral Agent in connection therewith;
WHEREAS, the Borrower and the other Credit Parties other than the Released Credit Parties (collectively, the “Reaffirming Parties,” which term does not include the Released Credit Parties)

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are party to certain one or more of the Security Documents, pursuant to which, among other things, the Reaffirming Parties provided security for the Obligations;
WHEREAS, the Reaffirming Parties have executed this Amendment to reaffirm the security provided by such Reaffirming Party as security for the Obligations after giving effect to this Amendment, including the restatement of the Guarantee, the Pledge Agreement, the Security Agreement and the U.S. Institution Subsidiary Collateral Agreement (each as defined in the Amended Credit Agreement); and
WHEREAS, the Lenders party hereto authorize and approve, and direct the Administrative Agent to, execute and deliver the versions of the Guarantee, the Pledge Agreement, the Security Agreement and the U.S. Institution Subsidiary Collateral Agreement as set forth on Exhibits D, E, F and G, respectively (collectively, the “Restated Credit Documents”).
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1. Extension of Term Loans and Revolving Credit Commitments.
(a)     Each Extending Revolving Lender that executes and delivers a Revolving Lender Addendum (i) agrees to extend its Existing Revolving Credit Commitments and Existing Revolving Credit Loans as Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans in a commitment amount or principal amount equal to the outstanding commitment amount or principal amount of such Extending Revolving Lender’s Existing Revolving Credit Commitments and Existing Revolving Credit Loans (such amount, or such lesser amount as communicated by the Lead Arranger to such lender, the “Revolving Extension Amount”) and agrees that its Existing Revolving Credit Commitment and Existing Revolving Credit Loans shall be converted to a Series 2022 Revolving Credit Commitment and Series 2022 Revolving Loans in the applicable Revolving Extension Amount, (ii) agrees to its Letter of Credit Commitment in the amount set forth in the Amended Credit Agreement, (iii) agrees to the terms of this Amendment, and (iv) agrees, effective upon the Effective Date, to all provisions of the Amended Credit Agreement, and to be a party to the Amendment Credit Agreement, as a Lender (and, for purposes of the Amended Credit Agreement, as a Series 2022 Revolving Credit Lender and a Letter of Credit Issuer).
(b)     Each New Revolving Lender that executes and delivers a Revolving Lender Addendum (i) makes its Series 2022 Revolving Credit Commitment and agrees to extend Series 2022 Revolving Credit Loans, in accordance with the Amended Credit Agreement, (ii) agrees to the terms of this Amendment, (iii) agrees, effective upon the Effective Date, to all provisions of the Amended Credit Agreement, and to be a party to the Amended Credit Agreement, as a Lender (and, for purposes of the Amended Credit Agreement, as a Series 2022 Revolving Credit Lender), (iv) agrees to its Letter of Credit Commitment in the amount set forth in the Amended Credit Agreement, and (v) accepts, within its Series 2022 Revolving

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Credit Commitment and Series 2022 Revolving Credit Loans, an assignment of Existing Revolving Credit Commitment and Existing Revolving Credit Loans from Non-Extending Revolving Lenders to the extent determined by the Borrower and the Lead Arranger, which assignment shall be deemed to be effective and completed on the Effective Date.
(c)     Each Extending Term Lender that executes and delivers an Extending Term Lender Addendum (i) agrees to extend its Existing Term Loans as a Series 2024 Term Loan Commitment and Series 2024 Extended Term Loans in a principal amount equal to the outstanding principal amount of such Extending Term Lender’s Existing Term Loans (such amount, or such lesser amount as communicated by the Lead Arranger to such lender, the “Term Extension Amount”) and agrees that its Existing Term Loans shall be converted to a Series 2024 Term Loan Commitment and Series 2024 Extended Term Loans in the applicable Term Extension Amount, (ii) agrees to the terms of this Amendment, and (iii) agrees, effective upon the Effective Date, to all provisions of the Amended Credit Agreement, and to be a party to the Amendment Credit Agreement, as a Lender (and, for purposes of the Amended Credit Agreement, as a Series 2024 Term Lender).
(d)     Each New Term Lender that executes and delivers a New Term Lender Addendum (i) makes its Series 2024 Term Loan Commitment and agrees to extend Series 2024 Term Loans, in accordance with the Amended Credit Agreement, (ii) agrees to the terms of this Amendment, (iii) agrees, effective upon the Effective Date, to all provisions of the Amended Credit Agreement, and to be a party to the Amendment Credit Agreement, as a Lender (and, for purposes of the Amended Credit Agreement, as a Series 2024 Term Loan Lender), and (iv) accepts, within its Series 2024 Term Loan Commitment and Series 2024 Term Loans, an assignment of Existing Term Loans from Non-Extending Term Lenders to the extent determined by the Borrower and the Lead Arranger, which assignment shall be deemed to be effective and completed on the Effective Date.
(e)     Each New Revolving Lender will provide its Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans (as applicable and in each case under and as defined in the Amended Credit Agreement) on the Effective Date by making available to the Administrative Agent, in the manner contemplated by the Amended Credit Agreement or as otherwise arranged by the Lead Arranger, the Administrative Agent, and such New Revolving Lenders. The Series 2022 Revolving Credit Commitment of any New Revolving Lender will be such amount (not exceeding any commitment offered by such New Revolving Lender) allocated to it by the Lead Arranger and notified to it on or prior to the Effective Date. The commitments of the New Revolving Lenders and the continuation undertakings of the Extending Revolving Lender are several and no such Lender will be responsible for any other such Lender’s failure to provide, or

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continue its Existing Revolving Loans as, as applicable, its Series 2022 Revolving Credit Commitments or Series 2022 Revolving Loans, as the case may be.
(f)     Each New Term Lender will provide its Series 2024 Term Loan Commitment and Series 2024 Term Loans on the Effective Date by making available to the Administrative Agent, in the manner contemplated by the Amended Credit Agreement or as otherwise arranged by the Lead Arranger, the Administrative Agent and such New Term Lenders, an amount equal to its Series 2024 Term Loan Commitment. The Series 2024 Term Loan Commitment of any New Term Lender will be such amount (not exceeding any commitment offered by such New Term Lender) allocated to it by the Lead Arranger and notified to it on or prior to the Effective Date. The commitments of the New Term Lenders and the continuation undertakings of the Extending Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to provide, or continue its Existing Term Loans or, as applicable, its Series 2024 Term Loan Commitments or Series 2024 Term Loans, as the case may be.
SECTION 2.     Letters of Credit. Upon the effectiveness of this Amendment on the Effective Date, the Letter of Credit Issuers under the Credit Agreement shall be replaced with, or deemed to remain or continue as (as the case may be), the Letter of Credit Issuers under the Amended Credit Agreement. The Existing Letters of Credit shall constitute Letters of Credit under the Amended Credit Agreement.
SECTION 3.     Amendments to the Credit Documents. On the Effective Date, the following amendments shall be made to the following Credit Documents:
(a)     The Credit Agreement shall be amended and restated hereby as of the Effective Date in the form of Exhibit C hereto and the Second Amended and Restated Credit Agreement in the form attached as Exhibit C shall supersede the Credit Agreement in all respects.
(b)     The U.S. Obligations Guarantee shall be amended and restated in its entirety, and entered into by the applicable Credit Parties and the Administrative Agent and/or Collateral Agent, as of the Effective Date in the form of Exhibit D hereto.
(c)     The U.S. Obligations Pledge Agreement shall be amended and restated in its entirety, and entered into by the applicable Credit Parties and the Administrative Agent and/or Collateral Agent, as of the Effective Date in the form of Exhibit E hereto.
(d)     The U.S. Obligations Security Agreement shall be amended and restated in its entirety, and entered into by the applicable Credit Parties and the Administrative Agent and/or Collateral Agent, as of the Effective Date in the form of Exhibit F hereto.

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(e)     The U.S. Title IV Collateral Agreement shall be amended and restated in its entirety, and entered into by the applicable Credit Party and the Administrative Agent and/or Collateral Agent, as of the Effective Date in the form of Exhibit G hereto.
SECTION 4.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:
(a)     After giving effect to this Amendment, the representations and warranties set forth in Section 8 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.
(b)     Each Credit Party that executes this Amendment has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, to which it is a party, as amended hereby. The execution and delivery of this Amendment and the performance by the Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of the Borrower. The execution and delivery of this Amendment and the performance of the Amended Credit Agreement by the Borrower does not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;
(c)     This Amendment has been duly executed and delivered by the Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of the Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(d)     No Default or Event of Default has occurred and is continuing; and

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(e)     There has been no Material Adverse Effect since December 31, 2016.
SECTION 5.     Amendment Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent set forth in this Section 5 (the date on which such conditions are satisfied (or waived by the Administrative Agent) is referred to herein as the “Effective Date”):
(a)     the Administrative Agent (or its counsel) shall have received from (i) each Credit Party, (ii) the Extending Term Lenders and New Term Lenders (together constituting the Series 2024 Term Lenders), (iii) the Extending Revolving Lenders and New Revolving Lenders (together constituting the Series 2022 Revolving Credit Lenders), (iv) the Letter of Credit Issuers a duly executed and delivered counterpart of this Amendment signed by each such party;
(b)     the satisfaction of the other conditions precedent set forth in Section 6 and Section 7 of the Amended Credit Agreement;
(c)     the Joint Lead Arrangers will have received at least 5 days prior to the Effective Date all documentation and other information (to the extent such documentation and other information has been requested, and the Borrower has been afforded, a reasonable amount of time prior to such date) required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act;
(d)     no Default or Event of Default under any of the Credit Documents exist, as of the Effective Date; and
(e)     the Administrative Agent shall have received all amounts due and payable, solely with respect to reasonable fees, charges and disbursements of counsel, to the Administrative Agent and the Joint Lead Arrangers on or prior to the Effective Date pursuant to the Credit Documents, required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document with respect to this Amendment for which invoices have been provided prior to the Effective Date.
(f)     payments of a prepayment premium to the Administrative Agent for the ratable account of the Existing Term Lenders holding Series 2021 Extended Term Loans immediately prior to the effectiveness of this Amendment on the Effective Date, which prepayment premium (the “Series 2021 Prepayment Premium”) shall be in the amount of 1.0% of the outstanding principal amount of the 2021 Extended Term Loans immediately prior to the effectiveness of this Amendment on the Effective Date.
Each Existing Term Lender holding a Series 2021 Extended Term Loan acknowledges that payment of the Series 2021 Prepayment Premium to the Administrative Agent for the ratable account of the Existing Term Lenders holding Series 2021 Extended Term Loans as described in preceding Section

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5(f) shall satisfy any obligation of the Parent Borrower or any other Credit Party to pay a prepayment premium under Section 5.1(c) of the Credit Agreement.
Each Series 2024 Term Lender and each Series 2022 Revolving Credit Lender, by delivering its signature page to this Amendment and providing, or continuing its Existing Term Loans or Existing Revolving Credit Commitments or Existing Revolving Credit Loans, as applicable, as its Series 2024 Term Loan or Series 2022 Revolving Credit Commitment or Series 2022 Revolving Credit Loans, as applicable, on the Effective Date shall be deemed to have acknowledged receipt of and consented to and approved each Credit Document (including each Amended Credit Agreement) and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Effective Date.
SECTION 6.     Reaffirmation. Each Reaffirming Party (a) other than any U.S. Institution Subsidiary, hereby confirms its guaranty of the Obligations pursuant to the Credit Agreement as amended and restated by this Amendment in the form of the Amended Credit Agreement and (b) hereby confirms its respective pledges and grants of security interests, as applicable, in each case, under and subject to the terms of each of the Security Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, any such guaranty, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect and shall secure and guarantee, among other things, all obligations under the Amended Credit Agreement. Each of the Reaffirming Parties acknowledges that Series 2022 Revolving Credit Lenders and Series 2024 Term Lenders (in each case, under and as defined in the Amended Credit Agreement) on or after the Effective Date are “Lenders” and “Secured Parties” for all purposes under the Credit Documents.
SECTION 7.     Effective Date Releases.
(a)     The Released Credit Parties are hereby released from any and all Obligations under the Credit Documents, including without limitation any Obligations arising under any Guarantees made by any Released Credit Parties. Upon the request of the Borrower or any Released Credit Party, the Administrative Agent and the Collateral Agent shall, at the sole cost of the Borrower or such Released Credit Party, promptly execute such documents, and take such actions, as may be appropriate or advisable to further confirm the releases described in this Section 7(a), and shall provide such other further assurances thereof as may be reasonably requested by the Borrower or any Released Credit Party from time to time. The Lenders approve of and authorize such actions.
(b)     All security interests and Liens that were granted by any Released Credit Party to any agent or Lender under the Credit Documents are hereby released and terminated. The Administrative Agent and the Collateral Agent fully releases, or shall cause the full release of, all such security interests and Liens granted by any Released Credit Party under the Credit Documents. Upon the request of the Borrower or any Released Credit Party, and at the cost of such Borrower or Released Credit Party, the Administrative Agent and the Collateral Agent shall promptly execute such documents, and take such reasonable actions, as may be appropriate or advisable to

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further confirm the releases and terminations described in this Section 7(b) including, without limitation, terminations of Uniform Commercial Code financing statements and termination and cancellations of other notices, filings, registrations, or other recordings thereof, reassignments of collateral, deliveries of collateral, and terminations of control agreements, as may be necessary to fully and completely release and terminate such security interests and Liens. The Lenders approve of and authorize such actions. Upon the Effective Date, the Lenders, the Administrative Agent and the Collateral Agent authorize the Borrower or its designee to file UCC-3 financing statement amendments to terminate any financing statement of record filed with respect to the Obligations naming any of the Released Credit Parties as a debtor and the Collateral Agent as the secured party of record.
(c)     The Administrative Agent and the Collateral Agent hereby agree to promptly deliver to the Borrower or the Released Credit Parties, or to such persons as may be designated by the Borrower or the Released Credit Parties, all possessory collateral that was pledged or otherwise delivered by the Released Credit Parties or any of them to any Lender or agent as collateral under the Credit Documents. The Lenders approve of and authorize such actions.
SECTION 8.     Confirmation of Assignment and Acceptance. This Amendment is a Maturity Date Amendment. Each Existing Term Lender and each Existing Revolving Lender has been asked to consent to and join in this Amendment. With respect to each Existing Term Lender or Existing Revolving Lender that has not consented to, and joined in, this Amendment (each a “Non-Extending Lender”), the Borrower hereby exercises its right under Section 14.7(c) to replace such Non-Extending Lender by requiring such Non-Extending Lender to assign its Loans and its Commitments to one or more assignees reasonably acceptable to the Administrative Agent. Each Existing Lender that has increased its Commitment pursuant to this Amendment, and each New Lender, hereby agrees to accept an assignment of Loans and Commitments from the Non-Extending Lenders in amounts up to (a) in the case of each Existing Lender that has increased its Commitment, the amount of the increase in its Commitment and (b) in the case of each New Lender, the amount of its Commitments. The Administrative Agent confirms that such Existing Lenders and New Lenders are assignees reasonably acceptable to the Administrative Agent, and that this Amendment constitutes an Assignment and Acceptance with respect to the assignment of the Loans and Commitments of the Non-Extending Lenders to the Existing Lenders and the New Lenders, which assignments shall be effective and complete on the Effective Date to the same extent as an Assignment and Acceptance delivered pursuant to Section 14.6 when (x) all Obligations (other than principal and interest) of the Borrowers owing to such Non-Extending Lenders have been paid in full to such Non-Extending Lenders and (y) the Non-Extending Lenders shall have been paid an amount equal to the principal amount of the Obligations of the Borrowers to such Non-Extending Lenders plus the amount of the accrued and unpaid interest thereon. The Administrative Agent and the Borrower further confirm that on the date hereof, and immediately prior to the effectiveness of this Amendment on the Effective Date, no Obligations (other than principal and interest) within the scope of clause (x) of the preceding sentence are owed to the Non-Extending Lenders (other than contingent liabilities and similar obligations under Sections 2.10, 2.11, 3.5, 5.4 and 14.5 of the

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Credit Agreement for which a claim has not been made or received, and for which the Non-Extending Lender shall continue to be entitled pursuant to Section 14.6 of the Credit Agreement).
SECTION 9.     No Breakage Costs. Notwithstanding anything to the contrary, each Extending Lender and each New Lender agrees to waive its rights to compensation for any amounts owing under Section 2.10 or Section 2.11 of the Credit Agreement.
SECTION 10.     Effect of Amendment. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall constitute a “Credit Document”.
SECTION 11.     Consent; Release. Each Lender that delivers an executed counterpart of this Amendment in the form of a Lender Addendum hereby consents to this Amendment and approves of the form of the Amended Credit Agreement and the restatement of the Credit Agreement. By delivery of an executed counterpart of this Amendment, the Administrative Agent, the Collateral Agent and the Borrower consents to this Amendment and approves of the form of the Amended Credit Agreement and the restatement of the Credit Agreement. Without limitation to the foregoing, each Lender and Agent party hereto hereby consents to (i) the release of Iniciativas Culturales de España S.L. from its obligations as the Foreign Subsidiary Borrower (including the termination of any commitment to lend to such entity as a borrower by any Lender), (ii) the termination of the Foreign Obligations, (iii) the release of each Credit Party from any Foreign Obligations, (iv) the release of each Foreign Obligations Collateral from the Liens created under any Security Document (including for the avoidance of doubt the Foreign Obligations Guarantee and the Foreign Obligations Security Agreements) and the termination of any such Lien, (v) the release of the Foreign Obligations Credit Parties from any other Obligation not explicitly stated to survive termination of the Foreign Obligations or not contained in the Security Documents in effect after giving effect to the Effective Date, and (vi) the releases provided for in this Amendment, in each case as provided and pursuant to the terms of this Amendment. Each Lender hereby authorizes the Administrative Agent and the Collateral Agent to execute, deliver, file or take other action with respect to any document, instrument, filing or other act reasonably required to effect the foregoing.
SECTION 12.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 13.     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 14.     Submission to Jurisdiction; WAIVER OF JURY TRIAL.    Section 14.13 of the Amended Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 15.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 17. Effectiveness of the Amended and Restated Credit Agreement. Pursuant to the terms hereof subject to the satisfaction of the conditions set forth in Section 5 hereof, the Administrative Agent and the Collateral Agent are hereby directed and instructed by each party hereto to execute and deliver the Amended Credit Agreement in the form attached hereto as Exhibit C and each Restated Credit Document (on behalf of the Lenders and the Agents party thereto).
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC., as Borrower

By:_/s/ Eilif Serck-Hanssen___________________
Name: Eilif Serck-Hanssen
Title: President, Chief Administrative Officer and Chief Financial Officer

INICIATIVAS CULTURALES DE ESPAÑA S.L., as Foreign Subsidiary Borrower

By:_/s/ Robert W. Zentz______________________
Name: Robert W. Zentz
Title: Director

By:_/s/ Conrado Briceno______________________
Name: Conrado Briceno
Title: Director

[Signature Page to Seventh Amendment]

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[Signature Page to Seventh Amendment]

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CITIBANK, N.A.,
as Administrative Agent and Collateral Agent

By:/s/ Caesar Wyszomirski
Name:    Caesar Wyszomirski
Title: Director

[Signature Page to Seventh Amendment]

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Executed Lender Addendums on file with Simpson Thacher & Bartlett LLP

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EXHIBIT A-1

FORM OF EXTENDING REVOLVING LENDER ADDENDUM

LENDER ADDENDUM (CASHLESS ROLL) TO THE
SEVENTH AMENDMENT OF THE
CREDIT AGREEMENT
REFERRED TO BELOW

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Seventh Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of June 16, 2011 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Laureate Education, Inc. (the “Parent Borrower”), Iniciativas Culturales de España S.L., the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as successor Administrative Agent and Collateral Agent. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as applicable.
By executing this Lender Addendum as a Series 2022 Revolving Lender, the undersigned institution hereby (A) consents to the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, agrees to extend and continue all of its Existing Revolving Credit Loans outstanding immediately before giving effect to the Amendment as a Series 2022 Revolving Credit Loans and as defined in the Amended Credit Agreement in the amount of its Revolving Extension Amount (it being understood that such continuation shall be effected pursuant to a cashless roll).
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

Name of Institution:

A-1-1
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Executing as a Series 2022 Revolving Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

[Signature Page to Seventh Amendment]

A-1-2
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EXHIBIT A-2

FORM OF NEW REVOLVING LENDER ADDENDUM

LENDER ADDENDUM (NEW) TO THE
SEVENTH AMENDMENT OF THE
CREDIT AGREEMENT
REFERRED TO BELOW

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Seventh Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of June 16, 2011 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Laureate Education, Inc. (the “Parent Borrower”), Iniciativas Culturales de España S.L., the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as successor Administrative Agent and Collateral Agent. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as applicable.
By executing this Lender Addendum as a Series 2022 Revolving Lender, the undersigned institution hereby (A) consents to the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, agrees to provide its Series 2022 Revolving Credit Commitments and Series 2022 Revolving Credit Loans on the Closing Date as defined in the Amended Credit Agreement.
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

Name of Institution:

A-2-1
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Executing as a Series 2022 Revolving Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

[Signature Page to Seventh Amendment]

A-2-2
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EXHIBIT B-1

FORM OF EXTENDING TERM LENDER ADDENDUM

LENDER ADDENDUM (CASHLESS ROLL) TO THE
SEVENTH AMENDMENT OF THE
CREDIT AGREEMENT
REFERRED TO BELOW

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Seventh Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of June 16, 2011, (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Laureate Education, Inc., (the “Parent Borrower”), Iniciativas Culturales de España S.L., the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as successor Administrative Agent and Collateral Agent. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as applicable.
By executing this Lender Addendum as a Series 2024 Term Lender, the undersigned institution hereby (A) consents to the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, agrees to extend and continue all of its Existing Term Loans outstanding immediately before giving effect to the Amendment as a Series 2024 Term Loan under and as defined in the Amended Credit Agreement in the amount of its Term Extension Amount (it being understood that such continuation shall be effected pursuant to a cashless roll).
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

Name of Institution:

B-1-1
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Executing as an Series 2024 Term Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

[Signature Page to Seventh Amendment]

B-1-2
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EXHIBIT B-2

FORM OF NEW TERM LENDER ADDENDUM

LENDER ADDENDUM (NEW) TO THE
SEVENTH AMENDMENT OF THE
CREDIT AGREEMENT
REFERRED TO BELOW

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Seventh Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of June 16, 2011 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Laureate Education, Inc. (the “Parent Borrower”), Iniciativas Culturales de España S.L., the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as successor Administrative Agent and Collateral Agent. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as applicable.
By executing this Lender Addendum as a Series 2024 Term Lender, the undersigned institution hereby (A) consents to the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, agrees to provide its Series 2024 Term Loan on the Closing Date as defined in the Amended Credit Agreement in the amount of its Series 2024 Term Loan Commitment.
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

Name of Institution:

B-2-1
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Executing as a Series 2024 Term Lender and a New Term Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

[Signature Page to Seventh Amendment]

B-2-2
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EXHIBIT C

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Filed as Exhibit 10.82 to Borrower’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and incorporated herein by reference.

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Execution Version

EXHIBIT D

AMENDED AND RESTATED U.S. OBLIGATION GUARANTEE

AMENDED AND RESTATED GUARANTEE
THIS AMENDED AND RESTATED GUARANTEE dated as of April 26, 2017 (the “Guarantee”), by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 19 (the “Guarantors”), in favor of Citibank, N.A. (“Citi”), as Collateral Agent (in such capacity, and together with any successor or permitted assign, the “Collateral Agent”) under the Credit Agreement (as defined below) for the benefit of the Secured Parties.
W I T N E S S E T H:
WHEREAS, on August 17, 2007, Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), entered into (a) a Guarantee with Goldman Sachs Credit Partners L.P. (“GSCP”), as collateral agent, and the other Guarantors party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Guarantee”), (b) a Credit Agreement with GSCP, as administrative agent and collateral agent, the financial institutions party thereto as lenders and letter of credit issuers, the Borrower, Iniciativas Culturales de España S.L., as the foreign subsidiary borrower (“ICE”), and others party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended and restated on June 16, 2011 pursuant to an Amended and Restated Credit Agreement among the Borrower, ICE, the lending institutions party thereto from time to time as Lenders, and GSCP, as administrative agent and collateral agent, as such Amended and Restated Credit Agreement has been amended, restated, supplemented and otherwise modified prior to the date hereof, the “Original Credit Agreement”) and (c) other Credit Documents (as defined in the Original Credit Agreement) to which it is a party;
WHEREAS, GSCP, Citi, the Borrower and others entered into that certain Resignation and Appointment Agreement, dated as of September 30, 2011 (the “2011 Resignation and Appointment Agreement”), pursuant to which inter alia GSCP resigned as administrative agent and collateral agent under the Original Credit Agreement, the Original Guarantee and the other Credit Documents in effect prior to the date thereof and Citi was appointed as successor administrative agent and successor collateral agent under the Original Credit Agreement, the Original Guarantee and the other Credit Documents;
WHEREAS, reference is made to that certain Seventh Amendment to Amended and Restated Credit Agreement, Amendment to Security Documents, and Release of Foreign Obligations and Certain Credit Parties, dated as of the date hereof, among the Borrower, Citi, as administrative agent and collateral agent, the Lenders (as defined therein) party thereto, and the others party thereto, the “Amendment”), pursuant to which the Original Credit Agreement was amended and restated in its entirety pursuant to, and superseded by, that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or

EAST\142256231.3    D-1

otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lender institutions from time to time party thereto (the “Lenders”) and Citi as Administrative Agent and the Collateral Agent;
WHEREAS, upon the effectiveness of the Amendment, (i) ICE and each other Foreign Obligations Credit Party (as defined in the Original Credit Agreement) was released of all of its Obligations under the Original Credit Agreement and any and all other Credit Documents to which it is a party, (ii) all Foreign Obligations (as defined in the Original Credit Agreement) were satisfied and terminated in full and (iii) all security interests and liens granted by each Foreign Obligations Credit Party were terminated and released;
WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower and the Restricted Domestic Subsidiaries (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and (b) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries;
WHEREAS, each Guarantor (other than the Borrower) (the “Subsidiary Guarantors”) is a direct or indirect wholly-owned Subsidiary of the Borrower;
WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Guarantors in connection with the operation of their respective businesses;
WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;
WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties; and
WHEREAS, the Borrower has requested that the Original Guarantee be amended and restated in its entirety to incorporate the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the other Agents, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Lenders, Affiliates of Lenders or other Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries, the Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, to amend and restate the Original Guarantee, and the Original Guarantee is hereby amended and restated in its entirety as follows:

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1.Defined Terms.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(c)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.Guarantee.
(a)    Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by required prepayment, acceleration, demand or otherwise) of the Obligations (and, for the purpose of this Guarantee, “Obligations” includes, solely with respect to any Secured Hedge Agreement entered into by a Restricted Non-Domestic Subsidiary, Secured Obligations (as defined in the Security Agreement and the Pledge Agreement) with respect to such Restricted Non-Domestic Subsidiary) of anyone other than such Guarantor (including amounts that would become due but for operation of the automatic stay under 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).
(b)    Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under the Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.
(c)    Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Collateral Agent or any other Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.
(d)    Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Collateral Agent or any other Secured Party hereunder.
(e)    No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent, the

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Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments, other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Credit Documents (other than any contingent indemnity obligations not then due) are paid in full and the Commitments thereunder are terminated and no Letters of Credit shall be outstanding or the Letters of Credit outstanding have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent (such time, “Payment in Full”).
(f)    Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent or any other Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose.
3.Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties up to the maximum liability of such Guarantor hereunder.
4.Right of Set-off. In addition to any rights and remedies of the Secured Parties provided by law, each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration, demand or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor. Each Secured Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.
5.No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the

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Guarantors by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law) of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution, indemnifications or reimbursement from the Borrower or any other Guarantor or other guarantor in respect of payments made by such Guarantor hereunder in each case, until Payment in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to Payment in Full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Collateral Agent may determine. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Collateral Agent or any Secured Party may have against Borrower, to all right, title and interest the Collateral Agent or any Secured Party may have in any such collateral or security, and to any right the Collateral Agent or any Secured Party may have against such other guarantor.
6.Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Hedge Agreement, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Borrower or any Guarantor or any other person, and any failure by the Collateral Agent or

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any other Secured Party to make any such demand or to collect any payments from any Borrower or any Guarantor or any other person or any release of any Borrower or any Guarantor or any other person shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
7.Guarantee Absolute and Unconditional.
(a)    Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon this Guarantee or acceptance of this Guarantee. All Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee, and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or any other defense of the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection (this Guarantee is a primary obligation of each Guarantor and not merely a contract of surety) without regard to and hereby waives, to the fullest extent permitted by applicable law, any and all defenses that it may have arising in connection with, (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit, any Secured Hedge Agreement, any of the Obligations or any amendment to or waiver of, any provision of any thereof (including any change in time, place, manner, or place of payment, amendment, or waiver or increase thereof) or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance), including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, that may at any time be available to or be asserted by any Borrower against the Collateral Agent or any other Secured Party or, (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent and any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee

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or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent and the other Secured Parties against such Guarantor.
(b)    This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until Payment in Full, notwithstanding that from time to time during the term of the Credit Agreement and any Secured Hedge Agreement the Credit Parties may be free from any Obligations.
(c)    A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released under the circumstances described in Section 14.1 of the Credit Agreement.
8.Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
9.Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars (based on the Dollar Equivalent amount of such Obligations on the date of payment) at the Collateral Agent’s Office. Each Guarantor agrees that the provisions of Sections 5.4 and 14.19 of the Credit Agreement shall apply to such Guarantor’s obligations under this Guarantee.
10.Representations and Warranties; Covenants.
(a)    Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Guarantor and in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.
(b)    Each Guarantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that, from and after the date of this Guarantee until Payment in Full, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in

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Section 9 or Section 10 of the Credit Agreement and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.
11.Authority of the Collateral Agent.
(a)    The Collateral Agent enters into this Guarantee in its capacity as agent for the Secured Parties from time to time. The rights and obligations of the Collateral Agent under this Guarantee at any time are the rights and obligations of the Secured Parties at that time. Each of the Secured Parties has (subject to the terms of the Credit Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Credit Documents. The rights, remedies and discretions of the Secured Parties, or any of them, under this Guarantee may be exercised by the Collateral Agent. No party to this Guarantee is obliged to inquire whether an exercise by the Collateral Agent of any such right, remedy or discretion is within the Collateral Agent’s authority as agent for the Secured Parties.
(b)    Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit Documents) in the identity of the persons from time to time comprising the Secured Parties gives rise to an equivalent change in the Secured Parties, without any further act. Upon such an occurrence, the persons then comprising the Secured Parties are vested with the rights, remedies and discretions and assume the obligations of the Secured Parties under this Guarantee. Each party to this Guarantee irrevocably authorizes the Collateral Agent to give effect to the change in Lenders contemplated in this Section 11(b) by countersigning an Assignment and Acceptance.
(c)    Each Guarantor acknowledges and agrees that it has adequate means to obtain information from the Borrower and each other Guarantor on a continuing basis concerning the financial condition of the Borrower and each other Guarantor and its ability to perform its obligations under the Credit Agreement, the other Credit Documents and any Secured Hedge Agreement, and each Guarantor assumes the responsibility of keeping informed of the financial condition of the Borrower and each other Guarantor and all circumstances bearing upon the risk of nonpayment of the Borrower and each other Guarantor. Each Guarantor hereby waives and relinquishes any duty on the part of the Collateral Agent to disclose any matter, fact or thing related to the Borrower and each other Guarantor whether now or hereafter known.
12.Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
13.Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Collateral Agent and the Borrower.

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14.Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
15.Integration. This Guarantee together with the other Credit Documents and each other document in respect of any Secured Hedge Agreement represent the agreement of each Guarantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein, in the other Credit Documents or, each other document in respect of any Secured Hedge Agreement.
16.Amendments in Writing; No Waiver; Cumulative Remedies.
(a)    None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.1 of the Credit Agreement.
(b)    Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 16(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or any Secured Party would otherwise have on any future occasion.
(c)    The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
17.Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
18.Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Collateral Agent.

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19.Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee (and any such assignment without such consent shall be null and void).
20.WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
21.Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower’s address set forth in the Credit Agreement, and such Person hereby irrevocably authorizes and directs the Borrower to accept such service on its behalf;
(d)    agrees that nothing herein shall affect the right of the Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.

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22.GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
23.No Novation. Except as expressly set forth herein or in the Amendment, this Guarantee does not extinguish the outstanding obligations of the Guarantors evidenced by the Original Guarantee or discharge or release any lien or security interest or any other security under the Credit Documents, all of which security interests shall continue under the Credit Documents. Nothing herein contained shall be construed as a substitution or novation of the original obligations under the Original Guarantee, which shall remain in full force and effect, except as amended hereby.
[Signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer or other representative as of the day and year first above written.
POST-SECONDARY EDUCATION ACQUISITION CORPORATION, as Guarantor

By:

    Name:

    Title:

WALDEN E-LEARNING, LLC, as Guarantor

By:

    Name:

    Title:

THE CANTER GROUP OF COMPANIES, LLC, as Guarantor

By:

    Name:

    Title:

[Signature Page to Guarantee]

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LAUREATE EDUCATION INTERNATIONAL LTD, as Guarantor

By:

    Name:

    Title:

CANTER AND ASSOCIATES, LLC, as Guarantor

By:

    Name:

    Title:

EDUCATIONAL SATELLITE SERVICES, INC., as Guarantor

By:

    Name:

[Signature Page to Guarantee]

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    Title:

WALL STREET INTERNATIONAL HOLDINGS-US I, INC., as Guarantor

By:

    Name:

    Title:

FLEET STREET AVIATION, LLC, as Guarantor

By:

    Name:

    Title:

LEI ADMINISTRATION, LLC, as Guarantor

By:

    Name:

    Title:

[Signature Page to Guarantee]

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EXETER STREET HOLDINGS LLC, as Guarantor

By:

    Name:

    Title:

[Signature Page to Guarantee]

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LAUREATE EDUCATION, INC., as Guarantor with respect to Obligations of any Credit Party other than the Borrower
By:_________________________________

    Name:

    Title:

[Signature Page to Guarantee]

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CITIBANK, N.A., as Collateral Agent
By:_________________________________

    Name:

    Title:

[Signature Page to Guarantee]

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ANNEX A TO
THE AMENDED AND
RESTATED GUARANTEE
SUPPLEMENT NO. [ ] dated as of [                    ] to the AMENDED AND RESTATED GUARANTEE dated as of April 26, 2017 (the “Guarantee”), among each of the Guarantors listed on the signature pages thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”), and Citibank, N.A., as Collateral Agent for the Lenders from time to time parties to the Credit Agreement referred to below.
A.    Reference is made to that certain Second Amend and Restated Credit Agreement, dated as of April 26, 2017, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), and Citibank N.A., as Administrative Agent and Collateral Agent.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.
C.    The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Restricted Domestic Subsidiaries.
D.    Section 9.11 of the Credit Agreement and Section 19 of the Guarantee provide that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit, to induce one or more Hedge Banks to enter into Secured Hedge Agreements and as consideration for Extensions of Credit previously made.
Accordingly, the Collateral Agent and each New Guarantor agrees as follows:
SECTION 1. In accordance with Section 19 of the Guarantee, each New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof (except where such representations and warranties expressly relate to

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an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date). Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.
SECTION 2. Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Collateral Agent. This Supplement shall become effective as to each New Guarantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Collateral Agent.
SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and of the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

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IN WITNESS WHEREOF, each New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.
[NAME OF NEW GUARANTOR]
By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

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Execution Version

EXHIBIT E

AMENDED AND RESTATED U.S. OBLIGATIONS PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT
AMENDED AND RESTATED PLEDGE AGREEMENT dated as of April 26, 2017 (the “Pledge Agreement”), among Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages hereto or that becomes a party hereto pursuant to Section 9 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Borrower are referred to collectively as the “Pledgors”) and Citibank, N.A. (“Citi”), as Collateral Agent (in such capacity, and together with any successor or permitted assign, the “Collateral Agent”) under the Credit Agreement (as defined below) for the benefit of the Secured Parties (which, for the purposes of this Pledge Agreement, shall include (a) any Secured Party under and as defined in Credit Agreement and (b) any Cash Management Bank (as defined below)).
W I T N E S S E T H:
WHEREAS, on August 17, 2007, the Borrower entered into (a) a Pledge Agreement with Goldman Sachs Credit Partners L.P. (“GSCP”), as collateral agent, and the other Pledgors party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Pledge Agreement”), (b) a Credit Agreement with GSCP, as administrative agent and collateral agent, the financial institutions party thereto as lenders and letter of credit issuers, the Borrower, Iniciativas Culturales de España S.L., as the foreign subsidiary borrower (“ICE”), and others party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended and restated on June 16, 2011 pursuant to an Amended and Restated Credit Agreement among the Borrower, ICE, the lending institutions party thereto from time to time as Lenders, and GSCP, as administrative agent and collateral agent, as such Amended and Restated Credit Agreement has been amended, restated, supplemented and otherwise modified prior to the date hereof, the “Original Credit Agreement”) and (c) other Credit Documents (as defined in the Original Credit Agreement) to which it is a party;
WHEREAS, GSCP, Citi, the Borrower and others entered into that certain Resignation and Appointment Agreement, dated as of September 30, 2011 (the “2011 Resignation and Appointment Agreement”), pursuant to which inter alia GSCP resigned as administrative agent and collateral agent under the Original Credit Agreement, the Original Pledge Agreement and the other Credit Documents in effect prior to the date thereof and Citi was appointed as successor administrative agent and successor collateral agent under the Original Credit Agreement, the Original Pledge Agreement and the other Credit Documents;
WHEREAS, reference is made to that certain Seventh Amendment to Amended and Restated Credit Agreement, Amendment to Security Documents, and Release of Foreign Obligations and Certain Credit Parties, dated as of the date hereof, among the Borrower, Citi, as administrative agent and collateral agent, the Lenders (as defined therein) party thereto, and the others party thereto,

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the “Amendment”), pursuant to which the Original Credit Agreement was amended and restated in its entirety pursuant to, and superseded by, that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lender institutions from time to time party thereto (the “Lenders”) and Citi as Administrative Agent and the Collateral Agent;
WHEREAS, upon the effectiveness of the Amendment, (i) ICE and each other Foreign Obligations Credit Party (as defined in the Original Credit Agreement) was released of all of its Obligations under the Original Credit Agreement and any and all other Credit Documents to which it is a party, (ii) all Foreign Obligations (as defined in the Original Credit Agreement) were satisfied and terminated in full and (iii) all security interests and liens granted by each Foreign Obligations Credit Party were terminated and released;
WHEREAS, (a) pursuant to the Credit Agreement, among other things, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower and the Restricted Domestic Subsidiaries (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein, (b) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and (c) one or more Cash Management Banks may from time to time enter into Cash Management Programs with one or more Pledgors;
WHEREAS, pursuant to the Amended and Restated Guarantee, dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Pledgor has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of anyone other than such Pledgor;
WHEREAS, each Subsidiary Pledgor is a direct or indirect wholly-owned Subsidiary of the Borrower;
WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Pledgors in connection with the operation of their respective businesses;
WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;
WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

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WHEREAS, (a) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness described in Schedule 1 hereto; and
WHEREAS, the Borrower has requested that the Original Pledge Agreement be amended and restated in its entirety to incorporate the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the other Agents, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Lenders, Affiliates of Lenders or other Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into Cash Management Programs with one or more Pledgors, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, to amend and restate the Original Pledge Agreement, and the Original Pledge Agreement is hereby amended and restated in its entirety as follows:
1.    Defined Terms.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)     “Cash Management Bank” shall mean any Person (other than the Borrower or any of its Subsidiaries) that, with respect to any Cash Management Program that is in effect on or after the Closing Date (or any replacement or renewal thereof), is a Lender or Agent or an Affiliate of a Lender or Agent, in its capacity as a party to such Cash Management Program.
(c)    “Collateral” shall have the meaning provided in Section 2.
(d)    As used herein, the term “Equity Interests” shall mean, collectively, Stock and Stock Equivalents.
(e)    “Pledged Shares” shall mean (i) the Equity Interests described in Schedule 1 hereto and issued by the entities named therein and (ii) any Equity Interests of the issuer of such Equity Interests described in Schedule 1 hereto or any other Subsidiary directly held by any Pledgor in the future (the “After-acquired Shares”) except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the last paragraph of Section 2 below.
(f)    “Pledged Debt” shall mean (i) the Indebtedness described in Schedule 1 hereto and (ii) any other Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement.
(g)    “Proceeds” and any other term used herein or in the Credit Agreement without definition that is defined in the UCC has the meaning given to it in the UCC.

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(h)    “Secured Obligations” shall mean (i) Obligations, (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Pledgor arising under (x) any purchasing card program established to enable headquarters and field staff of a Pledgor to purchase goods and supplies from vendors, (y) any travel and entertainment card program established to enable headquarters and field staff of a Pledgor to make payments for expenses incurred related to travel and entertainment and (z) any payments-on-behalf-of (POBO) or receipts-on-behalf-of (ROBO) programs or any other cash management programs involving any agreement or arrangement to provide treasury management, depository, overdraft, letters of credit, automated clearinghouse, electronic funds transfer, cash pooling and similar programs (all such programs under this clause (ii), collectively, “Cash Management Program”) entered into in the ordinary course of business by and between any Pledgor and a Cash Management Bank; provided that the aggregate principal amount of the obligations secured pursuant to clause (ii) shall at no time exceed $40,000,000 and (iii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Restricted Non-Domestic Subsidiary solely with respect to any Secured Hedge Agreement entered into by a Restricted Non-Domestic Subsidiary.
(i)    As used herein, the term “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
(j)    References to “Lenders” in this Pledge Agreement shall be deemed to include Hedge Banks that may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries.
(k)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(l)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(m)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
2.    Grant of Security. Each Pledgor hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”) as

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collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:
(a)    the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.
(b)    the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and
(c)    to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.
Notwithstanding the foregoing, the Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.
3.    Security for Secured Obligations. This Pledge Agreement secures the payment of all the Secured Obligations of each Credit Party. Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Credit Party to the Secured Parties under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Credit Party.
4.    Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto to the extent required by the Credit Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and with notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares. Each delivery of Collateral (including any After-acquired Shares) shall be accompanied by a notice to the Collateral Agent describing the securities theretofore and then being pledged hereunder.
5.    Representations and Warranties. Each Pledgor represents and warrants as follows:
(a)    Schedule 1 hereto (i) correctly represents as of the Closing Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto,

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includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder. Except as set forth on Schedule 1, the Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Closing Date.
(b)    Such Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Lien created by this Pledge Agreement.
(c)    As of the Closing Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d)    The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral and, upon delivery of such Collateral to the Collateral Agent in the State of New York, shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.
(e)    Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement, constitutes a legal, valid and binding obligation of each Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.
6.    Certification of Limited Liability Company, Limited Partnership Interests and Pledged Debt.
(a)    In the event that any Equity Interests in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall be represented by a certificate, the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:
“The Partnership/Company hereby irrevocably elects that all membership interests in the Partnership/Company shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing partnership/membership interests in the Partnership/Company shall bear the following legend: “This certificate evidences an interest in [name of Partnership/LLC] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all

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outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”
(b)    In the event that any Equity Interests in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall not be represented by a certificate but the interests in such Domestic Subsidiary are securities for purposes of Section 8-103 of the UCC, the applicable Pledgor shall cause the subsidiary to issue a certificate for such Equity Interests and to comply with clause (a) above.
(c)    Each Pledgor will comply with Section 9.12(b) of the Credit Agreement.
7.    Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, and which the Collateral Agent or the Administrative Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
8.    Voting Rights; Dividends and Distributions; Etc.
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.
(ii)    The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.
(b)    Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement, as applicable; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the

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other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).
(c)    Upon written notice to a Pledgor by the Collateral Agent following the occurrence and during the continuance of an Event of Default,
(i)    all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right (but not the obligation) from time to time following the occurrence and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Collateral Agent under Section 8(a)(ii) shall be reinstated);
(ii)    all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived, the Collateral Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);
(iii)    all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsements); and
(iv)    in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request in writing.
9.    Transfers and Other Liens; Additional Collateral; Etc. Each Pledgor shall:

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(a)    not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Pledge Agreement provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement, and such assets are or include any of the Collateral, the Collateral Agent shall release such Collateral to such Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale;
(b)    pledge and, if applicable, cause each Domestic Subsidiary to pledge, to the Collateral Agent for the ratable benefit of the Secured Parties, immediately upon acquisition thereof, all the Equity Interests and all evidence of Indebtedness held or received by such Pledgor or Domestic Subsidiary required to be pledged hereunder pursuant to Section 9.12 of the Credit Agreement, in each case pursuant to a supplement to this Pledge Agreement substantially in the form of Annex A hereto (it being understood that the execution and delivery of such a supplement shall not require the consent of any Pledgor hereunder and that the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Pledge Agreement); and
(c)    defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens and the Lien created by this Agreement), however arising, and any and all Persons whomsoever.
10.    Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default and with notice to such Pledgor, that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.
11.    The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.
12.    Remedies. If any Event of Default shall have occurred and be continuing:

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(a)    The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law or in equity and also may with notice to the relevant Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Secured Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.
(b)    The Collateral Agent shall apply the Proceeds of any collection or sale of the Collateral in the manner specified in Section 11 of the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
(c)    The Collateral Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

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(d)    All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).
13.    Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Secured Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith, the Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the applicable Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Cash Management Agreement and Secured Hedge Agreement, the Hedge Bank party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any Pledgor or any other person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any Pledgor or any other person or any release of the Borrower or any Pledgor or any other person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
14.    Continuing Security Interest; Assignments Under the Credit Agreement; Release.
(a)    This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all the Obligations (other than any contingent indemnity obligations not then due) under the Credit Documents shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding

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(or all Letters of Credit outstanding shall have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent), notwithstanding that from time to time during the term of the Credit Agreement and any Secured Hedge Agreement the Credit Parties may be free from any Secured Obligations.
(b)    A Subsidiary Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Subsidiary Pledgor shall be automatically released upon such Subsidiary Pledgor ceasing to be a Guarantor, subject to the requirements of Section 14.1 of the Credit Agreement.
(c)    The Collateral shall be automatically released from the Liens of this Agreement (i) to the extent provided for in Section 14.1 of the Credit Agreement or (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Section 14.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Agreement.
(d)    In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.
15.    Reinstatement. Each Pledgor further agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other party, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.
16.    Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
17.    Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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18.    Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
19.    Integration. This Pledge Agreement together with the other Credit Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
20.    Amendments in Writing; No Waiver; Cumulative Remedies.
(a)    None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Collateral Agent in accordance with Section 14.1 of the Credit Agreement.
(b)    Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.
(c)    The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
21.    Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
22.    Successors and Assigns. This Pledge Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Collateral Agent, except pursuant to a transaction permitted by the Credit Agreement.

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23.    WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
24.    Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 16 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.
25.    GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
26.    No Novation. Except as expressly set forth herein or in the Amendment, this Pledge Agreement does not extinguish the outstanding obligations of the Pledgors evidenced by the Original Pledge Agreement or discharge or release any lien or security interest or any other security under the Credit Documents, all of which security interests shall continue under the Credit Documents. Nothing herein contained shall be construed as a substitution or novation of the original obligations under the Original Pledge Agreement, which shall remain in full force and effect, except as amended hereby.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.
LAUREATE EDUCATION, INC., as Pledgor

By:

    Name:

    Title:

POST-SECONDARY EDUCATION ACQUISITION CORPORATION, as Pledgor

By:

    Name:

    Title:

WALDEN E-LEARNING, LLC, as Pledgor

By:

    Name:

    Title:

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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THE CANTER GROUP OF COMPANIES, LLC, as Pledgor

By:

    Name:

    Title:

LAUREATE EDUCATION INTERNATIONAL LTD, as Pledgor

By:

    Name:

    Title:

CANTER AND ASSOCIATES, LLC, as Pledgor

By:

    Name:

    Title:

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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EDUCATIONAL SATELLITE SERVICES, INC., as Pledgor

By:

    Name:

    Title:

WALL STREET INTERNATIONAL HOLDINGS-US I, INC., as Pledgor

By:

    Name:

    Title:

FLEET STREET AVIATION, LLC, as Pledgor

By:

    Name:

    Title:

LEI ADMINISTRATION, LLC, as Pledgor

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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By:

    Name:

    Title:

EXETER STREET HOLDINGS LLC, as Pledgor

By:

    Name:

    Title:

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

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SCHEDULE 1
TO THE AMENDED AND
RESTATED PLEDGE AGREEMENT
Pledged Shares

Record Owner	Issuer	Certificate No.	Number and Class of Shares	% of Shares Owned

Pledged Debt

Payee	Issuer	Principal Amount	Date of Instrument	Maturity Date

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ANNEX A
TO THE AMENDED AND
RESTATED PLEDGE AGREEMENT
SUPPLEMENT NO. [    ] dated as of [            ] to the AMENDED AND RESTATED PLEDGE AGREEMENT dated as of April 26, 2017 (as amended, restated, supplemented or otherwise modified or replaced through the date hereof, the “Pledge Agreement”) among Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages thereto (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors and the Borrower are referred to collectively herein as the “Pledgors”) and Citibank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.
A.    Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Citibank, N.A., as Administrative Agent and Collateral Agent and the Amended and Restated Guarantee dated as of April 26, 2017 (as the same may be amended, restated, supplemented and or otherwise modified from time to time, the “Guarantee”), among the Borrower, the Guarantors party thereto and the Collateral Agent.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.
C.    The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into Cash Management Programs with one or more Pledgors.
D.    The undersigned (each an “Additional Pledgor”) are (a) the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such pledged Equity Interests, together with any Equity Interests of the issuer of such Pledged Shares or any other Subsidiary held directly by any Additional Pledgor in the future, in each case, except to the extent excluded from the Collateral for the applicable Secured Obligations pursuant to the penultimate paragraph of Section 1 below (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owners of the Indebtedness described under Schedule 1 hereto (together with any other Indebtedness owed to any Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12(a) of the Credit Agreement, the “Additional Pledged Debt”).

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E.    Section 9.11 of the Credit Agreement and Section 9(b) of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the Pledge Agreement to pledge to the Collateral Agent for the ratable benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.
Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:
SECTION 1. In accordance with Section 9(b) of the Pledge Agreement, each Additional Pledgor by its signature hereby transfers, assigns and pledges to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Additional Pledgor’s right, title and interest in the following, whether now owned or existing or hereafter acquired or existing (collectively, the “Additional Collateral”):
(a)    the Additional Pledged Shares held by such Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of such Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;
(b)    the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt; and
(c)    to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral.
Notwithstanding the foregoing, the Additional Collateral for the Secured Obligations shall not include any Excluded Stock and Stock Equivalents.
For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.
SECTION 2. Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge

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Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.
SECTION 3. Each Additional Pledgor represents and warrants as follows:
(a)    Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and registered owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of and maturity date of all Additional Pledged Debt. Except as set forth on Schedule 1, the Pledged Shares represent all (or 65% in the case of pledges of Foreign Subsidiaries) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer on the date hereof.
(b)    Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Pledgor hereunder free and clear of any Lien, except for the Lien created by this Supplement to the Pledge Agreement.
(c)    As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d)    The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor hereunder pursuant hereto create a valid and perfected first-priority security interest in the Additional Collateral, securing the payment of the Secured Obligations, in favor of the Collateral Agent for the ratable benefit of the Secured Parties.
(e)    Such Additional Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.
SECTION 4. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Borrower. This Supplement shall become effective as to each Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Collateral Agent.
SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

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SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Pledge Agreement. All communications and notices hereunder to each Additional Pledgor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

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IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.
[NAME OF ADDITIONAL PLEDGOR]
By:
Name:
Title:

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

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SCHEDULE 1
TO SUPPLEMENT NO. [ ]
TO THE AMENDED AND
RESTATED PLEDGE AGREEMENT
Pledged Shares

Record Owner	Issuer	Certificate No.	Number and Class of Shares	% of Shares Owned

Pledged Debt

Payee	Issuer	Principal Amount	Date of Instrument	Maturity Date

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Execution Version

EXHIBIT F

AMENDED AND RESTATED U.S. OBLIGATIONS SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT
THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of April 26, 2017, among Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), each of the Subsidiaries of the Borrower listed on the signature pages hereto or that becomes a party hereto pursuant to Section 8.13 (each such entity being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Borrower are referred to collectively as the “Grantors”), and Citibank, N.A. (“Citi”), as Collateral Agent (in such capacity, and together with any successor or permitted assign, the “Collateral Agent”) under the Credit Agreement (as defined below) for the benefit of the Secured Parties (which, for the purposes of this Security Agreement, shall include (a) any Secured Party under and as defined in Credit Agreement and (b) any Cash Management Bank (as defined below)).
W I T N E S S E T H :
WHEREAS, on August 17, 2007, the Borrower entered into (a) a Security Agreement with Goldman Sachs Credit Partners L.P. (“GSCP”), as collateral agent, and the other Grantors party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Security Agreement”), (b) a Credit Agreement with GSCP, as administrative agent and collateral agent, the financial institutions party thereto as lenders and letter of credit issuers, the Borrower, Iniciativas Culturales de España S.L., as the foreign subsidiary borrower (“ICE”), and others party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended and restated on June 16, 2011 pursuant to an Amended and Restated Credit Agreement among the Borrower, ICE, the lending institutions party thereto from time to time as Lenders, and GSCP, as administrative agent and collateral agent, as such Amended and Restated Credit Agreement has been amended, restated, supplemented and otherwise modified prior to the date hereof, the “Original Credit Agreement”) and (c) other Credit Documents (as defined in the Original Credit Agreement) to which it is a party;
WHEREAS, GSCP, Citi, the Borrower and others entered into that certain Resignation and Appointment Agreement, dated as of September 30, 2011 (the “2011 Resignation ad Appointment Agreement”), pursuant to which inter alia GSCP resigned as administrative agent and collateral agent under the Original Credit Agreement, the Original Security Agreement and the other Credit Documents in effect prior to the date thereof and Citi was appointed as successor administrative agent and successor collateral agent under the Original Credit Agreement, the Original Security Agreement and the other Credit Documents;
WHEREAS, reference is made to that certain Seventh Amendment to Amended and Restated Credit Agreement, Amendment to Security Documents, and Release of Foreign Obligations and Certain Credit Parties, dated as of the date hereof, among the Borrower, Citi, as administrative

EAST\142256231.3    F-1

agent and collateral agent, the Lenders (as defined therein) party thereto, and the others party thereto, the “Amendment”), pursuant to which the Original Credit Agreement was amended and restated in its entirety pursuant to, and superseded by, that certain Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lender institutions from time to time party thereto (the “Lenders”) and Citi as Administrative Agent and the Collateral Agent;
WHEREAS, upon the effectiveness of the Amendment, (i) ICE and each other Foreign Obligations Credit Party (as defined in the Original Credit Agreement) was released of all of its Obligations under the Original Credit Agreement and any and all other Credit Documents to which it is a party, (ii) all Foreign Obligations (as defined in the Original Credit Agreement) were satisfied and terminated in full and (iii) all security interests and liens granted by each Foreign Obligations Credit Party were terminated and released.
WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower and the Restricted Domestic Subsidiaries (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein, (b) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and (c) one or more Cash Management Banks may from time to time enter into Cash Management Programs with one or more Grantors;
WHEREAS, pursuant to the Amended and Restated Guarantee dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), each Subsidiary Grantor party thereto has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of anyone other than such Subsidiary Grantor;
WHEREAS, each Subsidiary Grantor is a direct or indirect wholly-owned Subsidiary of the Borrower;
WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Grantors in connection with the operation of their respective businesses;
WHEREAS, each Grantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit;
WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement that the Grantors shall have executed and delivered this Security Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and

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WHEREAS, the Borrower has requested that the Original Security Agreement be amended and restated in its entirety to incorporate the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Lenders, Affiliates of Lenders or other Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into Cash Management Programs with one or more Grantors, the Grantors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, to amend and restate the Original Security Agreement, and the Original Security Agreement is hereby amended and restated in its entirety as follows:
1.Defined Terms.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, and if defined in more than one article of the UCC shall have the meanings set forth in Article 9 thereof, including the following terms (which are capitalized herein): Account, Chattel Paper, Commodity Contract, Documents, Instruments, Inventory, Letter-of-Credit Right, Security Entitlement, Supporting Obligation and Tangible Chattel Paper.
(c)    The following terms shall have the following meanings:
“Cash Management Bank” shall mean any Person (other than the Borrower or any of its Subsidiaries) that, with respect to any Cash Management Program that is in effect on or after the Closing Date (or any replacement or renewal thereof), is a Lender or Agent or an Affiliate of a Lender or Agent, in its capacity as a party to such Cash Management Program.
“Collateral” shall have the meaning provided in Section 2.
“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 5.1 or Section 5.3.
“Collateral Agent” shall have the meaning provided in the preamble to this Security Agreement.
“Control” shall mean “control,” as such term is defined in Section 9‑104 or 9-106, as applicable, of the UCC.
“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor (including all Copyrights) or that any Grantor otherwise has the right to license, or granting any

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right to any Grantor under any copyright now or hereafter owned by any other Person, and all rights of any Grantor under any such agreement, including those listed on Schedule 1.
“Copyrights” shall mean, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country or group of countries, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country or group of countries, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 2.
“Equipment” shall mean all “equipment,” as such term is defined in Article 9 of the UCC, now or hereafter owned by any Grantor or to which any Grantor has rights and, in any event, shall include all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Grantor or to which any Grantor has rights and any and all Proceeds, additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; but excluding equipment to the extent it is subject to a Lien, permitted by the Credit Agreement and the terms of the Indebtedness secured by such Lien prohibit assignment of, or granting of a security interest in, such Grantor’s rights and interests therein (other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law), provided, that immediately upon the repayment of all Indebtedness secured by such Lien, such Grantor shall be deemed to have granted a Security Interest in all the rights and interests with respect to such equipment.
“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.
“General Intangibles” shall mean all “general intangibles” as such term is defined in Article 9 of the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guarantee with respect thereto, (c) all claims of such Grantor for damages arising out of any breach of or default thereunder and (d) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options thereunder, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a Security Interest pursuant to this Security Agreement in its right, title and interest in any such contract, agreement, instrument or indenture (i) is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, (ii) would not give any other party to any such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted with consent if all

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necessary consents to such grant of a Security Interest have been obtained from the other parties thereto (other than to the extent that any such prohibition or consent requirement referred to in clauses (i), (ii) and (iii) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9 409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a Security Interest pursuant to this Security Agreement in any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.
“Grantor” shall have the meaning assigned to such term in the recitals hereto.
“Intellectual Property” shall mean all of the following now owned or hereafter created or acquired by any Grantor: (A) all Copyrights, Trademarks, Patents and Licenses, and (B) all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise now owned or hereafter acquired, including (a) all goodwill of any business connected with the use of or symbolized by any Trademarks, trade secrets, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas and all other proprietary information, and (b) rights, priorities and privileges relating to the Copyrights, the Patents, the Trademarks and the Licenses and all rights to sue at law or in equity for any past, present or future infringement, misappropriation, dilution or other impairment thereof, including the right to receive all Proceeds therefrom, in each case, to the extent the grant by such Grantor of a Security Interest pursuant to this Security Agreement in any such rights, priorities and privileges (i) is permitted by any contract, agreement or other instrument governing such rights, priorities and privileges without the consent of any other party thereto, (ii) would not give any other party to any such contract, agreement or other instrument the right to terminate its obligations thereunder or (iii) is permitted with consent if all necessary consents to such grant of a Security Interest have been obtained from the relevant parties (other than to the extent that any such prohibition or consent requirement referred to in clauses (i), (ii) and (iii) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents.
“Investment Property” shall mean all Securities (whether certificated or uncertificated), Security Entitlements and Commodity Contracts of any Grantor (other than (i) as pledged pursuant to the Pledge Agreement and (ii) solely with respect to the Secured Obligations, any Stock or Stock Equivalents of any Foreign Subsidiary in excess of 65% of the outstanding class of such Stock or Stock Equivalents), whether now or hereafter acquired by any Grantor, except, in each case, to the extent the grant by a Grantor of a Security Interest therein pursuant to this Security Agreement in its right, title and interest in any such Investment Property (i) is prohibited by any contract, agreement, instrument or indenture governing such Investment Property without the consent of any other party thereto unless such consent has been expressly obtained, or (ii) would give any other party to any such contract, agreement, instrument or indenture the right to terminate its obligations thereunder (other than to the extent that any such prohibition referred to in clauses (i) and (ii) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the

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UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) (it being understood that the foregoing shall not be deemed to obligate any Grantor to seek or obtain any such consents referred to in clauses (i) or (ii) above); provided that, the only Stock and Stock Equivalents of Fleet Street International Universities CV which shall be Investment Property are (x) Stock and Stock Equivalents of Fleet Street International Universities CV held directly by the Borrower equal to 42.45% of the total outstanding and Stock Equivalents of Fleet Street International Universities CV, and (y) Stock and Stock Equivalents of Fleet Street International Universities CV held directly by Laureate Education International, Ltd. equal to 18.58% of the total outstanding and Stock Equivalents of Fleet Street International Universities CV, so that the aggregate amount of Stock and Stock Equivalents of Fleet Street International Universities CV which constitutes Investment Property is limited to 65% of the total Stock and Stock Equivalents of Fleet Street International Universities CV.
“License” shall mean any Patent License, Trademark License or Copyright License.
“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor (including all Patents) or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, have made, use, import or sell any invention on which a Patent, now or hereafter owned by any other Person, is in existence, and all rights of any Grantor under any such agreement, including those listed on Schedule 3.
“Patents” shall mean, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, import and/or sell the inventions disclosed or claimed therein, including those listed on Schedule 4.
“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC and, in any event, shall include with respect to any Grantor, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past,

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present or future breach of any License (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License, and (v) past, present or future misappropriation of any trade secret now or hereafter owned by any Grantor and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Security Agreement” shall mean this Amended and Restated Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Security Interest” shall have the meaning provided in Section 2(a).
“Secured Obligations” shall mean (i) Obligations, (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under (x) any purchasing card program established to enable headquarters and field staff of a Grantor to purchase goods and supplies from vendors, (y) any travel and entertainment card program established to enable headquarters and field staff of a Grantor to make payments for expenses incurred related to travel and entertainment and (z) any payments-on-behalf-of (POBO) or collections-on-behalf-of (COBO) programs or any other cash management programs involving any agreement or arrangement to provide treasury management, depository, overdraft, letters of credit, automated clearinghouse, electronic funds transfer, cash pooling and similar programs (all such programs under this clause (ii), collectively, “Cash Management Program”) entered into in the ordinary course of business by and between any Grantor and a Cash Management Bank; provided that the aggregate principal amount of the obligations secured pursuant to clause (ii) shall at no time exceed $40,000,000 and (iii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Restricted Non-Domestic Subsidiary solely with respect to any Secured Hedge Agreement entered into by a Restricted Non-Domestic Subsidiary.
“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor (including any Trademark) or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any other Person, and all rights of any Grantor under any such agreement, including those listed on Schedule 5.
“Trademarks” shall mean, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill, including those listed on Schedule 6 hereto.

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“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
(d)    The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, subsection, clause and Schedule references are to this Security Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(e)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(f)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
(g)    References to “Lenders” in this Security Agreement shall be deemed to include Affiliates of any Lender that may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries.
2.Grant of Security Interest.
(a)    Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in (the “Security Interest”), all of its right, title and interest in, to and under all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:
(i)    all Accounts;
(ii)    all Chattel Paper;
(iii)    all Documents;
(iv)    all Equipment;
(v)    all General Intangibles;
(vi)    all Instruments;

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(vii)    all Intellectual Property;
(viii)    all Inventory;
(ix)    all Investment Property;
(x)    all Letters of Credit and Letter-of-Credit Rights;
(xi)    all Supporting Obligations;
(xii)    all Collateral Accounts;
(xiii)    all books and records pertaining to the Collateral;
(xiv)    the extent not otherwise included, all Proceeds and products of any and all of the foregoing;
provided, (x) the Collateral for any Secured Obligations shall not include any Excluded Stock and Stock Equivalents with respect to such Secured Obligations, (y) that none of the items included in clauses (i) through (xiv) above shall constitute Collateral to the extent (and only to the extent) that the grant of the Security Interest therein would violate any Requirement of Law applicable to such Collateral (other than to the extent that any such Requirement of Law would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) and (z) the Collateral shall not include any “intent-to-use” Trademark application prior to the filing of and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, and, solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such “intent-to-use” Trademark application under applicable federal law.
(b)    Each Grantor hereby irrevocably authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements and, with notice to the Borrower, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the Security Interests of the Collateral Agent under this Security Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets”, “all personal property” or words of similar effect. Each Grantor hereby also authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction to the Collateral Agent.
(c)    Each Grantor hereby agrees to provide to the Collateral Agent, promptly upon request, any information reasonably necessary to effectuate the filings or recordings authorized by this Section 2(b) including the Intellectual Property filings referred to below.

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(d)    The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted hereunder by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors, as the case may be, as debtors and the Collateral Agent as secured party, and, at the reasonable request of the Collateral Agent, each Grantor agrees to execute any such documents to be so filed.
(e)    The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
3.Representations and Warranties. Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party on the date hereof that:
3.1    Title; No Other Liens. Except for (a) the Security Interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement, (b) the Liens permitted by the Credit Agreement and (c) any Liens securing Indebtedness which is no longer outstanding or any Liens with respect to commitments to lend which have been terminated, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a Lien securing any material Indebtedness is on file or of record in any public office, except such as (i) have been filed in favor of the Collateral Agent (or a former collateral agent) for the ratable benefit of the Secured Parties pursuant to this Security Agreement or any other Credit Document or (ii) are permitted by the Credit Agreement.
3.2    Perfected First Priority Liens.
(a)    This Security Agreement is effective to create in favor of the Collateral Agent, for its benefit and for the benefit of the Secured Parties, legal, valid and enforceable Security Interests in the Collateral, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.
(b)    Subject to the limitations set forth in clause (c) of this Section 3.2, the Security Interests granted pursuant to this Security Agreement (i) will constitute valid and perfected Security Interests in the Collateral (as to which perfection may be obtained by the filings or other actions described in clause (A), (B) or (C) of this paragraph) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, upon (A) the filing in the applicable filing offices listed on Schedule I hereto of all financing statements (or financing statement amendments, as applicable), in each case, naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral, (B) delivery to the Collateral Agent (or its bailee) of all Instruments, Chattel Paper, Certificated Securities and negotiable Documents in each case, properly endorsed for transfer in blank and (C) completion of the filing, registration and recording of a fully executed agreement in the form hereof (or a supplement hereto) and containing a description of all Collateral constituting Intellectual Property in the United States Patent and Trademark Office (or any successor office) within the three month period (commencing

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as of the date hereof) or, in the case of Collateral constituting Intellectual Property acquired after the date hereof, thereafter pursuant to 35 USC § 261 and 15 USC § 1060 and the regulations thereunder with respect to United States issued Patents and Patent applications and United States registered Trademarks and Trademark applications and in the United States Copyright Office (or any successor office) within the one month period (commencing as of the applicable date of acquisition or filing) or, in the case of Collateral constituting Intellectual Property acquired after the date hereof, thereafter with respect to United States registered Copyrights pursuant to 17 USC § 205 and the regulations thereunder as soon as reasonably practicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to the extent that a security interest may be perfected by such filings, registrations and recordings, and (ii) are prior to all other Liens on the Collateral other than Liens permitted pursuant to Section 10.2 of the Credit Agreement.
(c)    Notwithstanding anything to the contrary herein, no Grantor shall be required to perfect the Security Interests granted by this Security Agreement (including Security Interests in cash, cash accounts and Investment Property) by any means other than by (i) filings pursuant to the Uniform Commercial Code of the relevant State(s), (ii) filings in the United States Patent and Trademark Office, United States Copyright Office, or successor offices, that are necessary or advisable for the purpose of perfecting, confirming, enforcing, or protecting the Security Interests granted in certain Intellectual Property and (iii) delivery to the Collateral Agent (or its bailee) to be held in its possession of all Collateral consisting of Tangible Chattel Paper, Instruments or any Certificated Securities, in each case, properly endorsed for transfer to the Collateral Agent or in blank, with a fair market value in excess of $5,000,000 individually.
(d)    It is understood and agreed that the Security Interests in cash and Investment Property created hereunder shall not prevent the Grantors from using such assets in the ordinary course of their respective businesses.
3.3    Grantor Information.
Schedule II hereto sets forth under the appropriate headings as of the Closing Date: (1) the full legal name of such Grantor, (2) to the knowledge of the Grantor, all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office of such Grantor is located.
3.4    Intellectual Property.
Schedule 1 hereto sets forth, in proper form for filing with the United States Copyright Office, all of each Grantor’s Copyright Licenses in which a Grantor is the exclusive licensee of any United States registered Copyright. Schedule 2 hereto sets forth, in proper form for filing with the United States Copyright Office, all of each Grantor’s United States Copyright registrations. Schedule 3 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each Grantor’s Patent Licenses in which a Grantor is the exclusive licensee of any United States issued Patents or Patent applications. Schedule 4 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each Grantor’s United States issued Patents and Patent applications. Schedule 5 hereto sets forth, in proper form for filing with

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the United States Patent and Trademark Office, all of each Grantor’s Trademark Licenses in which a Grantor is the exclusive licensee of any Trademarks registered or applied for in the United States. Schedule 6 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each Grantor’s United States Trademark registrations and applications.
4.Covenants. Each Grantor hereby covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Security Agreement until the Secured Obligations (except for contingent indemnification obligations in respect of which a claim has not yet been made) are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding:
4.1    Maintenance of Perfected Security Interest; Further Documentation.
(a)    Such Grantor shall maintain the Security Interest created by this Security Agreement as a perfected Security Interest having at least the priority described in Section 3.1 and shall defend such Security Interest against the claims and demands of all Persons whomsoever, in each case subject to Section 3.2(c).
(b)    Such Grantor will furnish to the Collateral Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request.
(c)    Subject to clause (d) below and Section 3.2(c), each Grantor agrees that at any time and from time to time, at the expense of such Grantor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents, including all applicable documents required under Section 3.2(b)(C)), which may be required under any applicable law and which the Collateral Agent or the Required Lenders may reasonably request, in order (i) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Security Interests created hereby and all applicable documents required under Section 3.2(b)(C), all at the expense of such Grantor.
(d)    Notwithstanding anything in this Section 4.1 to the contrary, (i) with respect to any assets created or acquired by such Grantor after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary that is required by the Credit Agreement to become a party hereto, the relevant Grantor after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement, this Section 4.1 or Section 4.5 below.
4.2    Damage or Destruction of Collateral. The Grantors agree promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

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4.3    Notices. Each Grantor will advise the Collateral Agent and the Lenders promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Collateral Agent to exercise any of its remedies hereunder.
4.4    Changes in Grantor Information or Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, no Grantor shall change its name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization or, in the case of any Grantor which is a general partnership, the sole place of business or chief executive office, unless it shall have (a) notified the Collateral Agent in writing at least ten (10) days prior to any such change (or such later date as is reasonably acceptable to the Collateral Agent) identifying such new proposed name, identity, corporate structure, type of organization or jurisdiction of organization or, in the case of any Grantor which is a partnership, the sole place of business or chief executive office and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s Security Interest in the Collateral granted or intended to be granted and agreed to hereby.
4.5    Acquisition of Additional Intellectual Property. Within 45 days after the end of each calendar quarter, each Grantor shall provide a list of any additional applications for or registrations of Intellectual Property of such Grantor not previously disclosed to the Collateral Agent, including such information as is necessary for the Collateral Agent to make appropriate filings in the United States Patent and Trademark Office and the United States Copyright Office.
5.Remedial Provisions.
5.1    Certain Matters Relating to Accounts.
(a)    At any time after the occurrence and during the continuance of an Event of Default and after giving reasonable notice to the Borrower and any other relevant Grantor, the Administrative Agent shall have the right, but not the obligation, to instruct the Collateral Agent to (and upon such instruction, the Collateral Agent shall) make test verifications of the Accounts in any manner and through any medium that the Administrative Agent reasonably considers advisable, and each Grantor shall furnish all such assistance and information as such Agent may require in connection with such test verifications. Such Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
(b)    The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required in writing by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained

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under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
(c)    At the Collateral Agent’s request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original orders, invoices and shipping receipts.
(d)    Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Collateral Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances during the continuance of such Event of Default.
5.2    Communications with Credit Parties; Grantors Remain Liable.
(a)    The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, after giving reasonable notice to the relevant Grantor of its intent to do so, communicate with obligors under the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
(b)    Upon the written request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.
(c)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment

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of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
5.3    Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 5.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing and the Collateral Agent so requires by notice in writing to the relevant Grantor (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Section 11.5 of the Credit Agreement shall be deemed to constitute a request by the Collateral Agent for the purposes of this sentence and in such circumstances, no such written notice shall be required), all Proceeds received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.
5.4    Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt in the order specified in Section 11 of the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
5.5    Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law or in equity and also may with notice to the relevant Grantor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere for cash or on credit or for future delivery at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the

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extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent and any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Secured Obligations. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s request to assemble the Collateral and make it available to the Collateral Agent, at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.5 in accordance with the provisions of Section 5.4.
5.6    Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.
5.7    Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights. Each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Secured Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Hedge Agreement, the Hedge Bank party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Security Agreement or any property subject thereto. When

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making any demand hereunder against any Grantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Grantor or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Borrower or any Grantor or any other Person or any release of any Borrower or any Grantor or any other Person shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
5.8    License to Use Intellectual Property. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies hereunder at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent such Grantor has the right to do so, an irrevocable, assignable, non-exclusive license to use, license or sublicense any of the Intellectual Property now owned or held, or hereafter acquired, by such Grantor, wherever the same may be located. To the extent permitted, such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
6.The Collateral Agent.
6.1    Collateral Agent’s Appointment as Attorney-in-Fact, etc.
(a)    Each Grantor hereby appoints, which appointment is irrevocable and coupled with an interest, effective upon the occurrence and during the continuance of an Event of Default, the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, either in the Collateral Agent’s name or in the name of such Grantor or otherwise, without assent by such Grantor, to do any or all of the following, in each case after the occurrence and during the continuance of an Event of Default and after written notice by the Collateral Agent of its intent to do so:
(i)    take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;
(ii)    in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent

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may reasonably request to evidence the Collateral Agent’s and the Secured Parties’ Security Interest in such Intellectual Property;
(iii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;
(iv)    execute, in connection with any sale provided for in Section 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;
(v)    obtain and adjust insurance required to be maintained by such Grantor pursuant to Section 9.3 of the Credit Agreement;
(vi)    direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
(vii)    ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
(viii)    sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
(ix)    commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
(x)    defend any suit, action or proceeding brought against such Grantor with respect to any Collateral (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);
(xi)    settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate (with such Grantor’s consent to the extent such action or its resolution could materially affect such Grantor or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);
(xii)    assign any Intellectual Property, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and
(xiii)    generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s

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option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ Security Interests therein and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.
Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that (i) it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing; and (ii) no United States “intent-to-use” trademark or servicemark applications shall be assigned to the Collateral Agent or any third party until an amendment to allege use or a statement of use has been filed under 15 U.S.C. § 1501(d) and accepted by the United States Patent and Trademark Office, except to a successor to the business (or the portion of the business) to which the mark pertains, if that business is ongoing and existing.
(b)    If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c)    The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.
(d)    Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Security Interests created hereby are released.
6.2    Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be

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responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
6.3    Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
6.4    Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional.
6.5    Continuing Security Interest; Assignments Under the Credit Agreement; Release.
(a)    This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Grantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all Obligations under the Credit Documents (other than any contingent indemnity obligations not then due) and the obligations of each Grantor under this Security Agreement shall have been satisfied by payment in full, the Commitments shall be terminated and no Letters of Credit shall be outstanding (or all such Letters of Credit shall have been Cash Collateralized), notwithstanding that from time to time during the term of the Credit Agreement and any Secured Hedge Agreement the Credit Parties may be free from any Secured Obligations.
(b)    A Subsidiary Grantor shall automatically be released from its obligations hereunder if it ceases to be a Guarantor, subject to the requirements of Section 14.1 of the Credit Agreement.
(c)    The Security Interest granted hereby in any Collateral shall automatically be released (i) to the extent provided in Section 14.1 of the Credit Agreement or (ii) upon the effectiveness of any written consent to the release of the Security Interest granted hereby in such Collateral pursuant to Section 14.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Lien and Security Interest created hereby.
(d)    In connection with any termination or release pursuant to this Section 6.5 (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release.

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Any execution and delivery of documents pursuant to this Section 6.5 shall be without recourse to or warranty by the Collateral Agent.
6.6    Reinstatement. Each Grantor further agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.
6.7    Further Assurances. Subject to Section 3.2(c) hereof, each Grantor agrees that at any time and from time to time, at the expense of such Grantor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law and which the Collateral Agent or the Administrative Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment of security interest granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
7.Collateral Agent As Agent.
(a)    Citi has been appointed to act as the Collateral Agent under the Credit Agreement, by the Lenders under the Credit Agreement and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Security Agreement and the Credit Agreement, provided that the Collateral Agent shall exercise, or refrain from exercising, any remedies provided for in Section 5 in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 7(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of the applicable Lenders and Secured Parties in accordance with the terms of this Section 7(a).
(b)    The Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Credit Agreement. Written notice of resignation by the Collateral Agent pursuant to Section 13.9 of the Credit Agreement shall also constitute notice of resignation as Collateral

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Agent under this Security Agreement; removal of the Collateral Agent shall also constitute removal under this Security Agreement; and appointment of a Collateral Agent pursuant to Section 13.9 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Security Agreement. Upon the acceptance of any appointment as Collateral Agent under Section 13.9 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Security Agreement, and the retiring or removed Collateral Agent under this Security Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Security Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the Security Interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Security Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Security Agreement while it was Collateral Agent hereunder.
(c)    The Collateral Agent shall not be deemed to have any duty whatsoever with respect to any Secured Party that is a counterparty to a Secured Hedge Agreement the obligations under which constitute Secured Obligations, unless it shall have received written notice in form and substance satisfactory to the Collateral Agent from a Grantor or any such Secured Party as to the existence and terms of the applicable Secured Hedge Agreement.
8.Miscellaneous.
8.1    Amendments in Writing. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Grantor and the Collateral Agent in accordance with Section 14.1 of the Credit Agreement.
8.2    Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
8.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or

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privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
8.4    Enforcement Expenses; Indemnification.
(a)    Each Grantor agrees to pay any and all reasonable out of pocket expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Secured Obligations and/or enforcing any rights with respect to, or collecting against, such Grantor under this Security Agreement.
(b)    Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.
(c)    Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security Agreement to the extent the Borrower would be required to do so pursuant to Section 14.5 of the Credit Agreement.
(d)    The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.
8.5    Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent except pursuant to a transaction permitted by the Credit Agreement.
8.6    Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Collateral Agent and the Borrower.
8.7    Severability. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

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prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
8.8    Section Headings. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
8.9    Integration. This Security Agreement together with the other Credit Documents represents the agreement of each of the Grantors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
8.10    GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.11    Submission To Jurisdiction Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 8.2 or at such other address of which such Person shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.11 any special, exemplary, punitive or consequential damages.

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8.12    Acknowledgments. Each party hereto hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement and the other Credit Documents to which it is a party;
(b)    neither the Collateral Agent nor any other Agent or Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent, each other Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders, the Agents and any other Secured Party or among the Grantors and the Lenders, the Agents and any other Secured Party.
8.13    Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor herein, for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
8.14    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
8.15    No Novation. This Security Agreement does not extinguish the outstanding obligations of the Grantors evidenced by the Original Security Agreement or, except as expressly set forth herein or in the Amendment, discharge or release any lien or security interest or any other security under the Credit Documents, all of which liens and security interests shall continue under the Credit Documents. Nothing herein contained shall be construed as a substitution or novation of the original obligations under the Original Security Agreement, which shall remain in full force and effect, except as amended hereby.

[SIGNATURE PAGES FOLLOW]

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F-1
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IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.
LAUREATE EDUCATION, INC., as Grantor

By:

    Name:

    Title:

POST-SECONDARY EDUCATION ACQUISITION CORPORATION, as Grantor

By:

    Name:

    Title:

WALDEN E-LEARNING, LLC, as Grantor

By:

    Name:

    Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

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THE CANTER GROUP OF COMPANIES, LLC, as Grantor

By:

    Name:

    Title:

LAUREATE EDUCATION INTERNATIONAL LTD., as Grantor

By:

    Name:

    Title:

CANTER AND ASSOCIATES, LLC, as Grantor

By:

    Name:

    Title:

EDUCATIONAL SATELLITE SERVICES, INC., as Grantor

[SIGNATURE PAGE TO SECURITY AGREEMENT]

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By:

    Name:

    Title:

WALL STREET INTERNATIONAL HOLDINGS-US I, INC., as Grantor

By:

    Name:

    Title:

FLEET STREET AVIATION, LLC, as Grantor

By:

    Name:

    Title:

LEI ADMINISTRATION, LLC, as Grantor

By:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

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    Name:

    Title:

EXETER STREET HOLDINGS, LLC, as Grantor

By:

    Name:

    Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

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CITIBANK, N.A., as Collateral Agent

By:

    Authorized Signatory

[SIGNATURE PAGE TO SECURITY AGREEMENT]

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ANNEX A TO THE
SECURITY AGREEMENT
SUPPLEMENT NO. [  ] dated as of [             ], to the Amended and Restated Security Agreement dated as of April 26, 2017 (as amended, restated, supplemented or otherwise modified or replaced through the date hereof, the “Security Agreement”) among Laureate Education, Inc., a Delaware public benefit corporation (the “Borrower”), each subsidiary of the Borrower listed on the signature pages thereto (each such subsidiary individually a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Borrower are referred to collectively herein as the “Grantors”), and Citibank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

A.    Reference is made to that certain Credit Agreement, dated as of April 26, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), and Citibank, N.A., as Administrative Agent and Collateral Agent.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.
C.    The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into Cash Management Programs with one or more Grantors.
D.    Section 9.11 of the Credit Agreement and Section 8.13 of the Security Agreement provide that each Subsidiary of the Borrower that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.
Accordingly, the Collateral Agent and the New Grantors agree as follows:
SECTION 1.    In accordance with Section 8.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees

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to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which it now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.
SECTION 2.    Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.
SECTION 3.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Borrower. This Supplement shall become effective as to each New Grantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Collateral Agent.
SECTION 4.    Such New Grantor hereby represents and warrants that (a) set forth on Schedule I hereto is (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization of such New Grantor, (iii) the identity or type of organization or corporate structure of such New Grantor and (iv) the Federal Taxpayer Identification Number and organizational number of such New Grantor and (b) as of the date hereof (i) Schedule II hereto sets forth all of each New Grantor’s Copyright Licenses, (ii) Schedule III hereto sets forth, in proper form for filing with the United States Copyright Office, all of each New Grantor’s United States Copyright registrations (and all applications therefor), (iii) Schedule IV hereto sets forth all of each New Grantor’s Patent Licenses, (iv) Schedule V hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s United States issued Patents (and all applications therefor), (v) Schedule VI hereto sets forth respects all of each New Grantor’s Trademark Licenses and (vi) Schedule VII hereto sets forth in all material respects, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s United States Trademark registrations (and all applications therefor).
SECTION 5.    Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.    All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

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IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.
[NAME OF ADDITIONAL GRANTOR]
By:

Name:

Title:
CITIBANK, N.A., as Collateral Agent
By:

Name:

Title:

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SCHEDULE I
TO SUPPLEMENT NO. ___ TO THE
SECURITY AGREEMENT
COLLATERAL

Legal Name	Jurisdiction of Incorporation or Organization	Type of Organization or Corporate Structure	Federal Taxpayer Identification Number and Organizational Identification Number

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SCHEDULE II
TO SUPPLEMENT NO. ___ TO THE
SECURITY AGREEMENT
MATERIAL COPYRIGHT LICENSES

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SCHEDULE III
TO SUPPLEMENT NO. ___ TO THE
SECURITY AGREEMENT
COPYRIGHTS

Grantor	Title	Registration Number

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SCHEDULE IV
TO SUPPLEMENT NO.___ TO THE
SECURITY AGREEMENT
MATERIAL PATENT LICENSES

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SCHEDULE V
TO SUPPLEMENT NO.___ TO THE
SECURITY AGREEMENT
PATENTS

Grantor	Patent Title	Application/Patent Number

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SCHEDULE VI
TO SUPPLEMENT NO. ___ TO THE
SECURITY AGREEMENT
MATERIAL TRADEMARK LICENSES

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SCHEDULE VII
TO SUPPLEMENT NO. ___ TO THE
SECURITY AGREEMENT
TRADEMARKS

Grantor	Trademark	Registration/Serial No.

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Execution Version

EXHIBIT G

AMENDED AND RESTATED U.S. INSTITUTION SUBSIDIARY COLLATERAL AGREEMENT

SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT
SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT dated as of April 26, 2017 (the “Collateral Agreement”), by and among Walden University, LLC, a Florida limited liability company (“Walden”), each other subsidiary of Laureate Education Inc., a Delaware public benefit corporation (the “Borrower”), that becomes a party hereto pursuant to Section 8.13 hereof (each a “U.S. Institution Subsidiary”, and collectively “U.S. Institution Subsidiaries”) and Citibank, N.A. (“Citi”), as Collateral Agent (in such capacity, and together with any successor or permitted assign, the “Collateral Agent”) under the Credit Agreement (as defined below) for the benefit of the Secured Parties (which, for the purposes of this Collateral Agreement, shall include (a) any Secured Party under and as defined in Credit Agreement and (b) any Cash Management Bank (as defined below)).
W I T N E S S E T H :
WHEREAS, on August 17, 2007, (a) Walden and Goldman Sachs Credit Partners L.P. (“GSCP”), as collateral agent entered into a Collateral Agreement (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended and restated on June 16, 2011, the “Original Collateral Agreement”), (b) the Borrower entered into a Credit Agreement with GSCP, as administrative agent and collateral agent, the financial institutions party thereto as lenders and letter of credit issuers, the Borrower, Iniciativas Culturales de España S.L., as the foreign subsidiary borrower (“ICE”), and others party thereto (as the same has been amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended and restated on June 16, 2011 pursuant to an Amended and Restated Credit Agreement among the Borrower, ICE, the lending institutions party thereto from time to time as Lenders, and GSCP, as administrative agent and collateral agent, as such Amended and Restated Credit Agreement has been amended, restated, supplemented and otherwise modified prior to the date hereof, the “Original Credit Agreement”) and (c) the Borrower entered into other Credit Documents (as defined in the Original Credit Agreement) to which it is a party;
WHEREAS, GSCP, Citi, the Borrower and others entered into that certain Resignation and Appointment Agreement, dated as of September 30, 2011 (the “2011 Resignation and Appointment Agreement”), pursuant to which inter alia GSCP resigned as administrative agent and collateral agent under the Original Credit Agreement, the Original Collateral Agreement and the other Credit Documents in effect prior to the date thereof and Citi was appointed as successor administrative agent and successor collateral agent under the Original Credit Agreement, the Original Collateral Agreement and the other Credit Documents;
WHEREAS, reference is made to that certain Seventh Amendment to Amended and Restated Credit Agreement, Amendment to Security Documents, and Release of Foreign Obligations and Certain

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Credit Parties, dated as of the date hereof, among the Borrower, Citi, as administrative agent and collateral agent, the Lenders (as defined therein) party thereto, and the others party thereto, the “Amendment”), pursuant to which the Original Credit Agreement was amended and restated in its entirety pursuant to, and superseded by, that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lender institutions from time to time party thereto (the “Lenders”) and Citi as Administrative Agent and the Collateral Agent;
WHEREAS, upon the effectiveness of the Amendment, (i) ICE and each other Foreign Obligations Credit Party (as defined in the Original Credit Agreement) was released of all of its Obligations under the Original Credit Agreement and any and all other Credit Documents to which it is a party, (ii) all Foreign Obligations (as defined in the Original Credit Agreement) were satisfied and terminated in full and (iii) all security interests and liens granted by each Foreign Obligations Credit Party were terminated and released;
WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower and the Restricted Domestic Subsidiaries, including the U.S. Institution Subsidiaries (collectively, the “Extensions of Credit”), upon the terms and subject to the conditions set forth therein, (b) one or more Hedge Banks may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and (c) one or more Cash Management Banks may from time to time enter into Cash Management Programs with one or more U.S. Institution Subsidiaries;
WHEREAS, each U.S. Institution Subsidiary is an indirect wholly-owned Subsidiary of the Borrower and each U.S. Institution Subsidiary has agreed to secure the obligations of the Borrower;
WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to U.S. Institution Subsidiaries in connection with the operation of their respective businesses;
WHEREAS, each U.S. Institution Subsidiary acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and
WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement that each U.S. Institution Subsidiary shall have executed and delivered this Collateral Agreement to the Collateral Agent for the ratable benefit of the Secured Parties; and
WHEREAS, the Borrower has requested that the Original Collateral Agreement be amended and restated in its entirety to incorporate the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective

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Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Lenders, Affiliates of Lenders or other Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into Cash Management Programs with one or more U.S. Institution Subsidiaries, each U.S. Institution Subsidiary hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, to amend and restate the Original Collateral Agreement, and the Original Collateral Agreement is hereby amended and restated in its entirety as follows:
1.    Defined Terms.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:
“Account” shall have the meaning assigned to such term in Article 9 of the UCC.
“Cash Management Bank” shall mean any Person (other than the Borrower or any of its Subsidiaries) that, with respect to any Cash Management Program that is in effect on or after the Closing Date (or any replacement or renewal thereof), is a Lender or Agent or an Affiliate of a Lender or Agent, in its capacity as a party to such Cash Management Program.
“Collateral Agreement” shall mean this Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Collateral” shall have the meaning provided in Section 2.
“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 5.1 or Section 5.3.
“Collateral Agent” shall have the meaning provided in the preamble to this Collateral Agreement.
“Control” shall mean “control,” as such term is defined in Section 9‑104 or 9-106, as applicable, of the UCC.
“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.
“Federal Funds Account” means an Account reflecting monies that are due to be received, or have been received, from the U.S. Department of Education pursuant to a U.S. Institution Subsidiary’s participation in the Title IV Programs, where such monies are required to be held in trust or another fiduciary capacity, until and unless such monies are disbursed by the U.S. Institution Subsidiary to student beneficiaries of the Title IV Programs or returned to the U.S. Department of Education. “Pledged U.S. Institution Subsidiary Copyrights” means (i) all copyright rights in any work subject to the copyright laws of the United States or any other country or group of countries, owned by each U.S. Institution Subsidiary, and (ii) all registrations and applications for registration

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of any such copyright in the United States or any other country or group of countries owned by each U.S. Institution Subsidiary, including those listed on Schedule 2 and (iii) all rights, priorities and privileges relating to the foregoing, and all rights to sue at law or in equity for any past, present or future infringement, or other impairment thereof, including the right to receive all Proceeds therefrom.
“Pledged U.S. Institution Subsidiary Patents” means (a) all letters patent of the United States or the equivalent thereof in any other country, owned by each U.S. Institution Subsidiary (b) all registrations and recordings thereof owned by each U.S. Institution Subsidiary, and all applications for letters patent of the United States or the equivalent thereof owned by each U.S. Institution Subsidiary in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and including those listed on Schedule 3, (c) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, import and/or sell the inventions disclosed or claimed therein and (d) all rights, priorities and privileges relating to the foregoing, and all rights to sue at law or in equity for any past, present or future infringement, dilution, or other impairment thereof, including the right to receive all Proceeds therefrom.
“Pledged U.S. Institution Subsidiary Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, owned by each U.S. Institution Subsidiary, (b) all registrations thereof, and all applications filed in connection therewith, in each case owned by each U.S. Institution Subsidiary, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 1, (c) all goodwill associated with or symbolized by the foregoing and (d) all rights, priorities and privileges relating to the foregoing, and all rights to sue at law or in equity for any past, present or future infringement, dilution, or other impairment thereof, including the right to receive all Proceeds therefrom.
“Pledged US Receivables” means all the Accounts of each U.S. Institution Subsidiary excluding (i) any Federal Funds Account, (ii) any State Funds Account.
“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC.
“Secured Obligations” shall mean (i) Obligations, (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any U.S. Institution Subsidiary arising under (x) any purchasing card program established to enable headquarters and field staff of a U.S. Institution Subsidiary to purchase goods and supplies from vendors, (y) any travel and entertainment card program established to enable headquarters and field staff of a U.S. Institution Subsidiary to make payments for expenses incurred related to travel and entertainment and (z) any payments-on-behalf-of (POBO) or receipts-on-behalf-of (ROBO) programs or any other cash management programs involving any agreement or arrangement to provide treasury management, depository, overdraft, letters of credit, automated clearinghouse, electronic funds transfer, cash pooling and similar

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programs (all such programs under this clause (ii), collectively, “Cash Management Program”) entered into in the ordinary course of business by and between any U.S. Institution Subsidiary and a Cash Management Bank; provided that the aggregate principal amount of the obligations secured pursuant to clause (ii) shall at no time exceed $40,000,000 and (iii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Restricted Non-Domestic Subsidiary solely with respect to any Secured Hedge Agreement entered into by a Restricted Non-Domestic Subsidiary.
“Security Interest” shall have the meaning provided in Section 2.
“State Funds Account” means an Account reflecting monies that are due to be received, or have been received, from any student financial assistance program administered by a state government agency pursuant to a U.S. Institution Subsidiary’s participation in such program, where such monies are required to be held in trust or another fiduciary capacity, until and unless such monies are disbursed by the U.S. Institution Subsidiary to student beneficiaries of the student financial assistance program or returned to the applicable state government agency.
“Title IV Programs” means the programs of federal student financial assistance administered pursuant to Title IV of the Higher Education Act of 1965, as amended, 20 U.S.C. Section 1001 et seq. (including, without limitation, all “Title IV HEA Programs” as such term is defined in 34 C.F.R. 668.1(c)).
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
“U.S. Institution Subsidiary” shall have the meaning assigned to such term in the recitals hereto.
(c)    The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Collateral Agreement shall refer to this Collateral Agreement as a whole and not to any particular provision of this Collateral Agreement, and Section, subsection, clause and Schedule references are to this Collateral Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(d)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(e)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a U.S. Institution Subsidiary, shall refer to such U.S. Institution Subsidiary’s Collateral or the relevant part thereof.

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(f)    References to “Lenders” in this Collateral Agreement shall be deemed to include Affiliates of any Lender that may from time to time enter into Secured Hedge Agreements with the Borrower and/or its Restricted Subsidiaries.
2.    Grant of Security Interest.
(a)    Each U.S. Institution Subsidiary hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in (the “Security Interest”), all of its right, title and interest in, to and under all of the following property now owned or at any time hereafter acquired by such U.S. Institution Subsidiary or in which such U.S. Institution Subsidiary now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:
(i)    all Pledged US Receivables;
(ii)    all Pledged U.S. Institution Subsidiary Trademarks;
(iii)    all Pledged U.S. Institution Subsidiary Copyrights;
(iv)    all Pledged U.S. Institution Subsidiary Patents;
(v)    all books and records pertaining to the Collateral; and
(vi)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.
provided, (x) that none of the items included in clauses (i) through (iv) above shall constitute Collateral to the extent (and only to the extent) that the grant of the Security Interest therein would violate any Requirement of Law applicable to such Collateral (other than to the extent that any such Requirement of Law would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) and (y) the Collateral shall not include any “intent-to-use” Pledged U.S. Institution Subsidiary Trademark application prior to the filing of and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such “intent-to-use” Pledged U.S. Institution Subsidiary Trademark application under applicable federal law.
(b)    Each U.S. Institution Subsidiary hereby irrevocably authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements and, with notice to the Borrower, and other filing or recording documents or instruments with respect to the Collateral in

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such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the Security Interests of the Collateral Agent under this Collateral Agreement. Each U.S. Institution Subsidiary hereby also authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Collateral Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction to the Collateral Agent.
Each U.S. Institution Subsidiary hereby agrees to provide to the Collateral Agent, promptly upon request, any information reasonably necessary to effectuate the filings or recordings authorized by this Section 2(b), including the filings in the United States Patent and Trademark Office and United States Copyright Office referred to below.
The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted hereunder by each U.S. Institution Subsidiary and naming any U.S. Institution Subsidiary as debtor and the Collateral Agent as secured party, provided that, at the reasonable request of the Collateral Agent, each U.S. Institution Subsidiary agrees to execute any such documents to be so filed.
The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any U.S. Institution Subsidiary with respect to or arising out of the Collateral.
3.    Representations and Warranties. Each U.S. Institution Subsidiary hereby represents and warrants to the Collateral Agent and each Secured Party on the date hereof that:
3.1    Title; No Other Liens. Except for (a) the Security Interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Collateral Agreement, (b) the Liens permitted by the Credit Agreement and (c) any Liens securing Indebtedness which is no longer outstanding or any Liens with respect to commitments to lend which have been terminated, such U.S. Institution Subsidiary owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a Lien securing any material Indebtedness is on file or of record in any public office, except such as (i) have been filed in favor of the Collateral Agent (or a former collateral agent) for the ratable benefit of the Secured Parties pursuant to this Collateral Agreement or any other Credit Documents or (ii) are permitted by the Credit Agreement.
3.2    Perfected First Priority Liens.
(a)    This Collateral Agreement is effective to create in favor of the Collateral Agent, for its benefit and for the benefit of the Secured Parties, legal, valid and enforceable Security Interests in the Collateral, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.

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(b)    Subject to the limitations set forth in clause (c) of this Section 3.2, the Security Interests granted pursuant to this Collateral Agreement (i) will constitute valid and perfected Security Interests in the Collateral (as to which perfection may be obtained by the filings or other actions described in clause (A), or (B) of this paragraph) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, upon (A) the filing in the applicable filing offices listed on Schedule I hereto of all financing statements (or financing statement amendments, as applicable) , in each case, naming such U.S. Institution Subsidiary as “debtor” and the Collateral Agent as “secured party” and describing the Collateral and (B) completion of the filing, registration and recording of a fully executed agreement in the form hereof (or a supplement hereto) and containing a description of all Collateral constituting (1) Pledged U.S. Institution Subsidiary Patents and Pledged U.S. Institution Subsidiary Trademark registrations and applications in the United States Patent and Trademark Office (or any successor office) within the three month period (commencing as of the date hereof) or, in the case of Collateral constituting Pledged U.S. Institution Subsidiary Patents and Pledged U.S. Institution Subsidiary Trademark registrations and applications acquired after the date hereof, thereafter pursuant to 35 USC § 261 and 15 USC § 1060 and the regulations thereunder, and (2) Pledged U.S. Institution Subsidiary Copyright registrations in the United States Copyright Office (or any successor office) within the one month period (commencing as of the date hereof) or, in the case of Collateral constituting Pledged U.S. Institution Subsidiary Copyright registrations acquired after the date hereof, thereafter pursuant to 17 USC § 205 and the regulations thereunder, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction to the extent that a security interest may be perfected by such filings, registrations and recordings, and (ii) are prior to all other Liens on the Collateral other than Liens permitted pursuant to Section 10.2 of the Credit Agreement.
(c)    Notwithstanding anything to the contrary herein, no U.S. Institution Subsidiary shall be required to perfect the Security Interests granted by this Collateral Agreement by any means other than by (i) filings pursuant to the Uniform Commercial Code of the relevant State(s) and (ii) filings in the United States Patent and Trademark Office, United States Copyright Office, or successor offices, that are necessary or advisable for the purpose of perfecting, confirming, enforcing, or protecting the Security Interests granted in the Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademark registrations and applications and Pledged U.S. Institution Subsidiary Copyright registrations.
3.3    U.S. Institution Subsidiary Information.
Schedule II hereto sets forth under the appropriate headings as of the Closing Date: (1) the full legal name of such U.S. Institution Subsidiary, (2) to the knowledge of such U.S. Institution Subsidiary, all trade names or other names under which such U.S. Institution Subsidiary currently conducts business, (3) the type of organization of such U.S. Institution Subsidiary, (4) the jurisdiction of organization of such U.S. Institution Subsidiary, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office of such U.S. Institution Subsidiary is located.

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3.4    Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademark registrations and applications and Pledged U.S. Institution Subsidiary Copyright registrations.
Schedule 1 hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all United States Trademark registrations and applications owned by such U.S. Institution Subsidiary. Schedule 2 hereto sets forth, in proper form for filing with the United States Copyright Office, all United States Copyright registrations owned by such U.S. Institution Subsidiary. Schedule 3 sets forth, in proper form for filing with the United States Patent and Trademark Office, all United States issued Patents and Patent applications owned by such U.S. Institution Subsidiary.
4.    Covenants. Each U.S. Institution Subsidiary hereby covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Collateral Agreement until the Secured Obligations (except for contingent indemnification obligations in respect of which a claim has not yet been made) are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding or the Letters of Credit outstanding have been Cash Collateralized, otherwise collateralized with “back to back” letters of credit or otherwise supported on terms satisfactory to the Collateral Agent (such time, “Payment in Full”):
4.1    Maintenance of Perfected Security Interest; Further Documentation.
(a)    Such U.S. Institution Subsidiary shall maintain the Security Interest created by this Collateral Agreement as a perfected Security Interest having at least the priority described in Section 3.1 and shall defend such Security Interest against the claims and demands of all Persons whomsoever, in each case subject to Section 3.2(c).
(b)    Such U.S. Institution Subsidiary will furnish to the Collateral Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such U.S. Institution Subsidiary and such other reports in connection therewith as the Collateral Agent may reasonably request.
(c)    Subject to clause (d) below and Section 3.2(c), such U.S. Institution Subsidiary agrees that at any time and from time to time, at the expense of such U.S. Institution Subsidiary, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents, including all applicable documents described in Section 3.2(b)(i)(B)), which may be required under any applicable law, or which the Collateral Agent or the Required Lenders may reasonably request, in order (i) to grant, preserve, protect and perfect the validity and priority of the Security Interests created or intended to be created hereby or (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Security Interests created hereby and all applicable documents described in Section 3.2(b)(i)(B), all at the expense of such U.S. Institution Subsidiary.

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(d)    Notwithstanding anything in this Section 4.1 to the contrary, (i) with respect to any assets created or acquired by such U.S. Institution Subsidiary after the date hereof that are required by the Credit Agreement to be subject to the Lien created hereby or (ii) with respect to any Person that, subsequent to the date hereof, becomes a Subsidiary that is required by the Credit Agreement to become a party hereto, the relevant U.S. Institution Subsidiary after the acquisition or creation thereof shall promptly take all actions required by the Credit Agreement, this Section 4.1 or Section 4.5 below.
4.2    Damage or Destruction of Collateral. Such U.S. Institution Subsidiary agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.
4.3    Notices. Such U.S. Institution Subsidiary will advise the Collateral Agent and the Lenders promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Collateral Agent to exercise any of its remedies hereunder.
4.4    Changes in U.S. Institution Subsidiary Information or Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, such U.S. Institution Subsidiary shall not change its name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization, unless it shall have (a) notified the Collateral Agent in writing at least ten (10) days prior to any such change (or such later date as is reasonably acceptable to the Collateral Agent) identifying such new proposed name, identity, corporate structure, type of organization or jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s Security Interest in the Collateral granted or intended to be granted and agreed to hereby.
4.5    Acquisition of Additional Issuances of and Applications for Pledged U.S. Institution Subsidiary Patents, Additional Pledged U.S. Institution Subsidiary Trademark registrations and applications and Additional Pledged U.S. Institution Subsidiary Copyright registrations. Within 45 days after the end of each calendar quarter such U.S. Institution Subsidiary shall provide a list of any additional (i) applications for or issuances of Pledged U.S. Institution Subsidiary Patents, (ii) applications for or registrations of Pledged U.S. Institution Subsidiary Trademarks, and (iii) registrations of Pledged U.S. Institution Subsidiary Copyrights, in each case owned by such U.S. Institution Subsidiary and not previously disclosed to the Collateral Agent including such information as is necessary for such U.S. Institution Subsidiary to make appropriate filings in the United States Patent and Trademark Office and the United States Copyright Office.
5.    Remedial Provisions.
5.1    Certain Matters Relating to Accounts.

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(a)    At any time after the occurrence and during the continuance of an Event of Default and after giving reasonable notice to the Borrower and any other relevant U.S. Institution Subsidiary, the Administrative Agent shall have the right, but not the obligation, to instruct the Collateral Agent to (and upon such instruction, the Collateral Agent shall) make test verifications of the Accounts in any manner and through any medium that the Administrative Agent reasonably considers advisable, and each U.S. Institution Subsidiary shall furnish all such assistance and information as such Agent may require in connection with such test verifications. Such Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
(b)    The Collateral Agent hereby authorizes each U.S. Institution Subsidiary to collect such U.S. Institution Subsidiary’s Accounts and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required in writing by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any U.S. Institution Subsidiary, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such U.S. Institution Subsidiary in the exact form received, duly endorsed by such U.S. Institution Subsidiary to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.5, and (ii) until so turned over, shall be held by such U.S. Institution Subsidiary in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such U.S. Institution Subsidiary. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
(c)    At the Collateral Agent’s request at any time after the occurrence and during the continuance of an Event of Default, each U.S. Institution Subsidiary shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original orders, invoices and shipping receipts.
(d)    Upon the occurrence and during the continuance of an Event of Default, no U.S. Institution Subsidiary shall grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Collateral Agent shall have instructed such U.S. Institution Subsidiary not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances during the continuance of such Event of Default.
5.2    Communications with Credit Parties; U.S. Institution Subsidiary Remains Liable.
(a)    The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, after giving reasonable notice to the relevant U.S. Institution Subsidiary of its intent to do so, communicate with obligors under the Accounts to verify with them to the Collateral Agent’s satisfaction the existence, amount

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and terms of any Accounts. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
(b)    Upon the written request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each U.S. Institution Subsidiary shall notify obligors on the Accounts that the Accounts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.
(c)    Anything herein to the contrary notwithstanding, each U.S. Institution Subsidiary shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Collateral Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any U.S. Institution Subsidiary under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
5.3    Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section 5.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing and the Collateral Agent so requires by notice in writing to the relevant U.S. Institution Subsidiary (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Section 11.5 of the Credit Agreement shall be deemed to constitute a request by the Collateral Agent for the purposes of this sentence and in such circumstances, no such written notice shall be required), all Proceeds received by each U.S. Institution Subsidiary consisting of cash, checks and other near cash items shall be held by such U.S. Institution Subsidiary in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such U.S. Institution Subsidiary, and shall, forthwith upon receipt by such U.S. Institution Subsidiary, be turned over to the Collateral Agent in the exact form received by such U.S. Institution Subsidiary (duly endorsed by such U.S. Institution Subsidiary to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by a U.S. Institution Subsidiary in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.4.
5.4    Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after

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receipt in the order specified in Section 11 of the Credit Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
5.5    Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law or in equity and also may with notice to the relevant U.S. Institution Subsidiary, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere for cash or on credit or for future delivery at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any U.S. Institution Subsidiary, and each U.S. Institution Subsidiary hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent and any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Secured Obligations. Each U.S. Institution Subsidiary agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to each U.S. Institution Subsidiary of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each U.S. Institution Subsidiary hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each U.S. Institution Subsidiary further agrees, at the Collateral Agent’s request to assemble the Collateral and make it available to the Collateral Agent, at places which the Collateral Agent shall reasonably select, whether at such U.S. Institution Subsidiary’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.5 in accordance with the provisions of Section 5.4.

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5.6    Amendments, etc. with Respect to the Secured Obligations; Waiver of Rights. Each U.S. Institution Subsidiary shall remain obligated hereunder notwithstanding that, without any reservation of rights against any U.S. Institution Subsidiary and without notice to or further assent by any U.S. Institution Subsidiary, (a) any demand for payment of any of the Secured Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Secured Obligations continued, (b) the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Hedge Agreement, the Hedge Bank party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Collateral Agreement or any property subject thereto. When making any demand hereunder against a U.S. Institution Subsidiary, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on such U.S. Institution Subsidiary or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Borrower or any U.S. Institution Subsidiary or any other Person or any release of any Borrower or any U.S. Institution Subsidiary or any other Person shall not relieve any U.S. Institution Subsidiary in respect of which a demand or collection is not made or any U.S. Institution Subsidiary not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any U.S. Institution Subsidiary. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
5.7    License to Use Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademarks and Pledged U.S. Institution Subsidiary Copyrights. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies hereunder at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each U.S. Institution Subsidiary hereby grants to the Collateral Agent, to the extent such U.S. Institution Subsidiary has the right to do so, an irrevocable, assignable, non-exclusive license to use, license or sublicense any of the Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademarks and Pledged U.S. Institution Subsidiary Copyrights now owned or held, or hereafter acquired, by such U.S. Institution Subsidiary, wherever the same may be located. To the extent permitted, such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

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6.    The Collateral Agent.
6.1    Collateral Agent’s Appointment as Attorney-in-Fact, etc.
(a)    Each U.S. Institution Subsidiary hereby appoints, which appointment is irrevocable and coupled with an interest, effective upon the occurrence and during the continuance of an Event of Default, the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such U.S. Institution Subsidiary and in the name of such U.S. Institution Subsidiary or otherwise, for the purpose of carrying out the terms of this Collateral Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Collateral Agreement, and, without limiting the generality of the foregoing, each U.S. Institution Subsidiary hereby gives the Collateral Agent the power and right, on behalf of such U.S. Institution Subsidiary, either in the Collateral Agent’s name or in the name of such U.S. Institution Subsidiary or otherwise, without assent by such U.S. Institution Subsidiary, to do any or all of the following, in each case after the occurrence and during the continuance of an Event of Default and after written notice by the Collateral Agent of its intent to do so:
(i)take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;
(ii)in the case of any Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademarks or Pledged U.S. Institution Subsidiary Copyrights, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s and the Secured Parties’ Security Interest in such Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademarks or Pledged U.S. Institution Subsidiary Copyrights;
(iii)pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;
(iv)execute, in connection with any sale provided for in Section 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;
(v)obtain and adjust insurance required to be maintained by any U.S. Institution Subsidiary pursuant to Section 9.3 of the Credit Agreement;

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(vi)direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
(vii)ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
(viii)sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
(ix)commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
(x)defend any suit, action or proceeding brought against any U.S. Institution Subsidiary with respect to any Collateral (with each U.S. Institution Subsidiary’s consent to the extent such action or its resolution could materially affect such U.S. Institution Subsidiary or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);
(xi)settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate (with each U.S. Institution Subsidiary’s consent to the extent such action or its resolution could materially affect such U.S. Institution Subsidiary or any of its Affiliates in any manner other than with respect to its continuing rights in such Collateral);
(xii)assign any Pledged U.S. Institution Subsidiary Patents, Pledged U.S. Institution Subsidiary Trademarks or Pledged U.S. Institution Subsidiary Copyrights, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and
(xiii)generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and each U.S. Institution Subsidiary’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ Security Interests therein and to effect the intent of this Collateral Agreement, all as fully and effectively as any U.S. Institution Subsidiary might do.
Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that (i) it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing; (ii) no United States “intent-to-use” trademark or servicemark applications shall be assigned to the Collateral Agent or any third party

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until an amendment to allege use or a statement of use has been filed under 15 U.S.C. § 1501(d) and accepted by the United States Patent and Trademark Office, except to a successor to the business (or the portion of the business) to which the mark pertains, if that business is ongoing and existing; and (iii) it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) that would constitute direction or causing the direction of the management and policies of the Borrower or any U.S. Institution Subsidiary.
(b)    If any U.S. Institution Subsidiary fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c)    The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant U.S. Institution Subsidiary, shall be payable by each U.S. Institution Subsidiary to the Collateral Agent on demand.
(d)    Each U.S. Institution Subsidiary hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Collateral Agreement are coupled with an interest and are irrevocable until this Collateral Agreement is terminated and the Security Interests created hereby are released.
6.2    Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any U.S. Institution Subsidiary or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to each U.S. Institution Subsidiary for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
6.3    Authority of Collateral Agent. Each U.S. Institution Subsidiary acknowledges that the rights and responsibilities of the Collateral Agent under this Collateral Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy

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provided for herein or resulting or arising out of this Collateral Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each U.S. Institution Subsidiary, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and no U.S. Institution Subsidiary shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
6.4    Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each U.S. Institution Subsidiary hereunder shall be absolute and unconditional.
6.5    Continuing Security Interest; Assignments Under the Credit Agreement; Release.
(a)    This Collateral Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each U.S. Institution Subsidiary and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until Payment in Full, notwithstanding that from time to time during the term of the Credit Agreement and any Secured Hedge Agreement the Credit Parties may be free from any Secured Obligations.
(b)    Each U.S. Institution Subsidiary shall automatically be released from its obligations hereunder if it ceases to be a Credit Party, subject to the requirements of Section 14.1 of the Credit Agreement.
(c)    The Security Interest granted hereby in any Collateral shall automatically be released (i) to the extent provided in Section 14.1 of the Credit Agreement or (ii) upon the effectiveness of any written consent to the release of the Security Interest granted hereby in such Collateral pursuant to Section 14.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Lien and Security Interest created hereby.
(d)    In connection with any termination or release pursuant to this Section 6.5 (b) or (c), the Collateral Agent shall execute and deliver to each U.S. Institution Subsidiary, at such U.S. Institution Subsidiary’s expense, all documents that such U.S. Institution Subsidiary shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.5 shall be without recourse to or warranty by the Collateral Agent.
6.6    Reinstatement. Each U.S. Institution Subsidiary further agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other party,

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including such U.S. Institution Subsidiary, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of such U.S. Institution Subsidiary in respect of the amount of such payment.
6.7    Further Assurances. Subject to Section 3.2(c) hereof, each U.S. Institution Subsidiary agrees that at any time and from time to time, at the expense of such U.S. Institution Subsidiary, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent or the Administrative Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment of security interest granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
7.    Collateral Agent As Agent.
(a)    Citi has been appointed to act as the Collateral Agent under the Credit Agreement, by the Lenders under the Credit Agreement and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Collateral Agreement and the Credit Agreement, provided that the Collateral Agent shall exercise, or refrain from exercising, any remedies provided for in Section 5 in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 7(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of the applicable Lenders and Secured Parties in accordance with the terms of this Section 7(a).
(b)    The Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Credit Agreement. Written notice of resignation by the Collateral Agent pursuant to Section 13.9 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Collateral Agreement; removal of the Collateral Agent shall also constitute removal under this Collateral Agreement; and appointment of a Collateral Agent pursuant to Section 13.9 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Collateral Agreement. Upon the acceptance of any appointment as Collateral Agent under Section 13.9 of the Credit Agreement by a successor Collateral Agent, that successor Collateral

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Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Collateral Agreement, and the retiring or removed Collateral Agent under this Collateral Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Collateral Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the Security Interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Collateral Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Collateral Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Collateral Agreement while it was Collateral Agent hereunder.
(c)    The Collateral Agent shall not be deemed to have any duty whatsoever with respect to any Secured Party that is a counterparty to a Secured Hedge Agreement the obligations under which constitute Secured Obligations, unless it shall have received written notice in form and substance satisfactory to the Collateral Agent from any U.S. Institution Subsidiary or any such Secured Party as to the existence and terms of the applicable Secured Hedge Agreement.
8.    Miscellaneous.
8.1    Amendments in Writing. None of the terms or provisions of this Collateral Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected U.S. Institution Subsidiary and the Collateral Agent in accordance with Section 14.1 of the Credit Agreement.
8.2    Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each U.S. Institution Subsidiary shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
8.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.4    Enforcement Expenses; Indemnification.
(a)    Each U.S. Institution Subsidiary agrees to pay any and all reasonable out of pocket expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Secured Obligations and/or enforcing any rights with respect to, or collecting against, each U.S. Institution Subsidiary under this Collateral Agreement.
(b)    Each U.S. Institution Subsidiary agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Collateral Agreement.
(c)    Each U.S. Institution Subsidiary agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Collateral Agreement to the extent the Borrower would be required to do so pursuant to Section 14.5 of the Credit Agreement.
(d)    The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.
8.5    Successors and Assigns. The provisions of this Collateral Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no U.S. Institution Subsidiary may assign, transfer or delegate any of its rights or obligations under this Collateral Agreement without the prior written consent of the Collateral Agent except pursuant to a transaction permitted by the Credit Agreement.
8.6    Counterparts. This Collateral Agreement may be executed by one or more of the parties to this Collateral Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Collateral Agreement signed by all the parties shall be lodged with the Collateral Agent and the Borrower.
8.7    Severability. Any provision of this Collateral Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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8.8    Section Headings. The Section headings used in this Collateral Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
8.9    Integration. This Collateral Agreement together with the other Credit Documents represents the agreement of each U.S. Institution Subsidiary with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
8.10    GOVERNING LAW. THIS COLLATERAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.11    Submission To Jurisdiction Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Collateral Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 8.2 or at such other address of which such Person shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.11 any special, exemplary, punitive or consequential damages.
8.12    Acknowledgments. Each party hereto hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Collateral Agreement and the other Credit Documents to which it is a party;

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(b)    neither the Collateral Agent nor any other Agent or Secured Party has any fiduciary relationship with or duty to any U.S. Institution Subsidiary arising out of or in connection with this Collateral Agreement or any of the other Credit Documents, and the relationship between each U.S. Institution Subsidiary, on the one hand, and the Collateral Agent, each other Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders, the Agents and any other Secured Party or among each U.S. Institution Subsidiary, and the Lenders, the Agents and any other Secured Party.
8.13    Additional U.S. Institution Subsidiaries. Each Subsidiary of the Borrower that is required to become a party to this Collateral Agreement pursuant to Section 9.11 of the Credit Agreement shall become a U.S. Institution Subsidiary, with the same force and effect as if originally named as a U.S. Institution Subsidiary herein, for all purposes of this Collateral Agreement upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional U.S. Institution Subsidiary as a party to this Collateral Agreement shall not require the consent of any other U.S. Institution Subsidiary hereunder. The rights and obligations of each U.S. Institution Subsidiary hereunder shall remain in full force and effect notwithstanding the addition of any new U.S. Institution Subsidiary as a party to this Collateral Agreement.
8.14    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COLLATERAL AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
8.15    No Novation. Except as expressly set forth herein or in the Amendment, this Collateral Agreement does not extinguish the outstanding obligations of the U.S. Institution Subsidiaries evidenced by the Original Collateral Agreement or discharge or release any lien or security interest or any other security under the Credit Documents, all of which liens and security interests shall continue under the Credit Documents. Nothing herein contained shall be construed as a substitution or novation of the original obligations under the Original Collateral Agreement, which shall remain in full force and effect, except as amended hereby.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

WALDEN UNIVERSITY, LLC, as U.S. Institution Subsidiary

By:

    Name:

    Title:

[SIGNATURE PAGE TO COLLATERAL AGREEMENT]

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CITIBANK, N.A., as Collateral Agent

By:

    Authorized Signatory

[SIGNATURE PAGE TO COLLATERAL AGREEMENT]

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ANNEX A TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

SUPPLEMENT NO. [  ] dated as of [             ], to the Second Amended and Restated Collateral Agreement dated as of April 26, 2017 (as amended, restated, supplemented or otherwise modified or replaced through the date hereof, the “Collateral Agreement”) among Walden University, LLC, a Florida limited liability company, each subsidiary of the Laureate Education Inc., a Delaware public benefit corporation (“the Borrower”), from time to time party thereto (with Walden, each such subsidiary individually a “U.S. Institution Subsidiary” and, collectively, the “U.S. Institution Subsidiaries”), and Citibank, N.A., as Collateral Agent (in such capacity, and any permitted successors and assigns, the “Collateral Agent”) under the Credit Agreement referred to below.

A.    Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”) and Citibank, N.A., as Administrative Agent and Collateral Agent.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.
C.    The U.S. Institution Subsidiaries have entered into the Collateral Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower and the Restricted Domestic Subsidiaries under the Credit Agreement and to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower and/or its Subsidiaries and to induce one or more Cash Management Banks to enter into a Cash Management Program with one or more U.S. Institution Subsidiaries.
D.    Section 9.11 of the Credit Agreement and Section 8.13 of the Collateral Agreement provide that each Subsidiary of the Borrower that is required to become a party to the Collateral Agreement pursuant to Section 9.11 of the Credit Agreement shall become a U.S. Institution Subsidiary, with the same force and effect as if originally named as a U.S. Institution Subsidiary therein, for all purposes of the Collateral Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New U.S. Institution Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement to become a U.S. Institution Subsidiary under the Collateral Agreement in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.
Accordingly, the Collateral Agent and the New U.S. Institution Subsidiaries agree as follows:

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SECTION 1.    In accordance with Section 8.13 of the Collateral Agreement, each New U.S. Institution Subsidiary by its signature below becomes a U.S. Institution Subsidiary under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Institution Subsidiary and each New U.S. Institution Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a U.S. Institution Subsidiary thereunder and (b) represents and warrants that the representations and warranties made by it as a U.S. Institution Subsidiary thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New U.S. Institution Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in all of the Collateral of such New U.S. Institution Subsidiary, in each case whether now or hereafter existing or in which it now has or hereafter acquires an interest. Each reference to a “U.S. Institution Subsidiary” in the Collateral Agreement shall be deemed to include each New U.S. Institution Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2.    Each New U.S. Institution Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.
SECTION 3.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Borrower. This Supplement shall become effective as to each New U.S. Institution Subsidiary when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New U.S. Institution Subsidiary and the Collateral Agent.
SECTION 4.    Such New U.S. Institution Subsidiary hereby represents and warrants that (a) set forth on Schedule I hereto is (i) the full legal name of such U.S. Institution Subsidiary, (ii) to the knowledge of such U.S. Institution Subsidiary, all trade names or other names under which such U.S. Institution Subsidiary currently conducts business, (iii) the type of organization of such U.S. Institution Subsidiary, (iv) the jurisdiction of organization of such U.S. Institution Subsidiary, (v) its organizational identification number, if any, and (vi) the jurisdiction where the chief executive office of such U.S. Institution Subsidiary is located and (b) as of the date hereof (i) Schedule II hereto sets forth all of each New U.S. Institution Subsidiary’s Copyright licenses, (ii) Schedule III hereto sets forth all of such New U.S. Institution Subsidiary’s United States Copyright registrations (and all applications therefor), (iii) Schedule VI hereto sets forth all of such New U.S. Institution Subsidiary’s Trademark licenses (iv) Schedule V hereto sets forth all of such New U.S. Institution Subsidiary’s United States Trademark registrations (and all applications therefor), (v) Schedule VI hereto sets forth all of such New U.S. Institution Subsidiary’s Patent licenses, and (vi) Schedule

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VII hereto sets forth all of such New U.S. Institution Subsidiary’s issued Patents and Patent applications.
SECTION 5.    Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Collateral Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.    All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New U.S. Institution Subsidiary shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

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IN WITNESS WHEREOF, each New U.S. Institution Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.
[NAME OF ADDITIONAL U.S. INSTITUTION SUBSIDIARY]
By:    ___________________________

Name:

Title:

CITIBANK, N.A., as Collateral Agent

By:    ___________________________

Name:

Title:

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IN WITNESS WHEREOF, each New U.S. Institution Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.
[NAME OF ADDITIONAL U.S. INSTITUTION SUBSIDIARY]

By:    _________________________

Name:

Title:

CITIBANK, N.A., as Collateral Agent

By:    _________________________

Name:

Title:

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SCHEDULE I
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

COLLATERAL
[INSERT EMPTY SCHEDULE II FROM ABOVE]

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Execution Version

SCHEDULE II
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

COPYRIGHT LICENSES

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Execution Version

SCHEDULE III
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

COPYRIGHTS

Registrations:

U.S. Institution Subsidiary	Title	Application Number	Registration Number

Applications:

U.S. Institution Subsidiary	Title	Application Number

EAST\142256231.3    G-33

Execution Version

SCHEDULE IV
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

TRADEMARK LICENSES

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SCHEDULE V
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

TRADEMARKS
Registrations:

U.S. Institution Subsidiary	Title	Application Number	Registration Number

Applications:

U.S. Institution Subsidiary	Title	Application Number

EAST\142256231.3    G-35

SCHEDULE VI
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

PATENT LICENSES

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SCHEDULE VII
TO SUPPLEMENT NO. ___ TO THE
SECOND AMENDED AND RESTATED
COLLATERAL AGREEMENT

PATENTS

Registrations:

U.S. Institution Subsidiary	Title	Application Number	Patent Number

Applications:

U.S. Institution Subsidiary	Title	Application Number

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